ASSET PURCHASE AGREEMENT


                             Dated December 1, 2005


                                  by and among


                              NAYNA NETWORKS, INC.,


                            ABUNDANCE NETWORKS, INC.


                                       and


                             ABUNDANCE NETWORKS, LLC


                                       and


                       ABUNDANCE NETWORKS (INDIA) PVT LTD

                            ASSET PURCHASE AGREEMENT

      This Asset Purchase Agreement is entered into as of December 1, 2005, by and among Nayna Networks, Inc., a Nevada corporation (the "Buyer"), Abundance Networks, Inc., a Delaware corporation and wholly-owned subsidiary of the Buyer (the "Operating Sub") and Abundance Networks, LLC, a Delaware limited liability company the "Seller"), and Abundance Networks (India) Pvt Ltd, an India private limited company and a wholly owned subsidiary of Seller ("Abundance India") .

      A. This Agreement contemplates a transaction in which the Buyer will purchase and then subsequently transfer substantially all of the assets and assume certain of the liabilities of the Seller to the Operating Sub.

      B. Capitalized terms used in this Agreement shall have the meanings ascribed to them in Article 9.

      C. In consideration of the representations, warranties and covenants herein contained, the Parties agree as follows.

                              1. THE ASSET PURCHASE

      1.1 Purchase and Sale of Assets.

            (a) Upon and subject to the terms and conditions of this Agreement, the Buyer shall purchase from the Seller, and the Seller shall sell, transfer, convey, assign and deliver to the Operating Sub, at the Closing, for the consideration specified below in this Article 1, all right, title and interest in, to and under the Acquired Assets.

            (b) Notwithstanding the provisions of Section 1.1(a), the Acquired Assets shall not include the Excluded Assets.

      1.2 Assumption of Liabilities.

            (a) Upon and subject to the terms and conditions of this Agreement, the Operating Sub shall assume and become responsible for, from and after the Closing, the Assumed Liabilities.

            (b) Notwithstanding the terms of Section 1.2(a) or any other provision of this Agreement to the contrary, the Operating Sub shall not assume or become responsible for, and the Seller shall remain liable for, the Retained Liabilities.

      1.3 Purchase Price. The Purchase Price to be paid by the Buyer for the Acquired Assets shall be the number of shares of Common Stock to be issued in the manner set forth below:

            (a) At the Closing,


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                  (i) 900,000  shares (the "Initial  Shares") plus an additional number of shares equal to $1,000,000 divided by the Average Closing Price on the Closing Date shall be issued to Seller;

                  (ii)  350,000  shares  ("Indemnification   Shares")  shall  be
registered in the name of Seller and deposited into an escrow account as security for Seller's indemnification obligations ("Indemnification Escrow") as described below; and

                  (iii) 1,750,000 shares (the "Earnout Shares") shall be registered in the name of Seller and deposited into an escrow account ("Earnout Escrow") to be released, if at all, pursuant to the earnout provisions described in subsections (c) and (d) below.

Any Indemnification Shares not released to Buyer pursuant to Section 7 below shall be released from the Indemnification Escrow account to Seller on the later of (i) the date fifteen months following the Closing and (ii) the date on which any indemnification claims pending on the date fifteen months following the Closing have been resolved (in either case, the "Indemnification Release Date").

            (b) True-Up.

                  (i) If, on the one-year anniversary of the Closing, the Initial Shares do not have an Average Closing Price of at least $2.00 per share, then Buyer shall issue an additional number of shares of Common Stock to Seller as is determined by the following formula: (900,000 x ($2.00 - the Average Closing Price)) / the Average Closing Price (the "Initial True-Up Shares").

                  (ii)   If,   on  the   Indemnification   Release   Date,   the
Indemnification Shares do not have an Average Closing Price of at least $2.00 per share, then, on such Indemnification Release Date, Buyer shall issue an additional number of shares of Common Stock to Seller as is determined by the following formula: (the number of Indemnification Shares to be released pursuant to the terms of this Agreement x ($2.00 - the Average Closing Price on the Indemnification Release Date)) / the Average Closing Price on the Indemnification Release Date (the "Indemnification True-Up Shares").

                  (iii) If, on the date that any of the Earnout Shares become due and issuable (in each case, an "Issue Date") to Seller, any such Earnout Shares do not have an Average Closing Price of at least $2.00 per share, then, on such Issue Date Buyer shall issue an additional number of shares of Common Stock to Seller as is determined by the following formula: (the number of shares earned pursuant to subsection (c) or (d) below (as applicable) x ($2.00 - the Average Closing Price at such Issue Date)) / the Average Closing Price at such Issue Date (the "Earnout True-Up Shares" and, together with the Initial True-Up Shares, the Indemnification True-Up Shares, collectively, the "True-Up Shares").


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

            (c) If, for the 12-month period ending March 31, 2006 (the "First Earnout Period"), the revenue generated by the Seller's business (on a stand-alone basis as a wholly-owned subsidiary or division, as the case may be, of Buyer and from sales of Seller's products by Buyer or its other Subsidiaries or affiliates) (the "Revenue") is at least $2,000,000, then, within ten business days of the date on which Buyer's independent accountants have completed their review of the financial statements indicating the revenues so generated, the Escrow Agent shall release a number of shares (the "First Earnout Shares") equal to the product of (i) 875,000 shares multiplied by (ii) a fraction, the numerator of which is the Revenues actually generated during the First Earnout Period and the denominator of which is $6,000,000 multiplied by (iii) a fraction, the numerator of which is the Adjusted EBITDA (as defined below) actually generated during the First Earnout Period based on the Revenues earned for such period and the denominator of which is $900,000; provided, however, that the First Earnout Shares shall in no event exceed 750,000. Buyer shall use good faith reasonable efforts to have their independent accountants complete their review of the financial statements for the 12-month period ending March 31, 2006, as soon as practicable following March 31, 2006.

            (d) If, for the 12-month period ending March 31, 2007 (the "Second Earnout Period"), the Revenue is at least $2,000,000, then, within ten business days of the date on which Buyer's independent accountants have completed their review of the financial statements indicating the revenues so generated, the Escrow Agent shall release a number of shares (the "Second Earnout Shares") equal to the product of (i) 875,000 shares plus the First Earnout Shares not issued pursuant to subsection (c) above multiplied by (ii) a fraction, the numerator of which is the Revenues actually generated during the Second Earnout Period and the denominator of which is $12,000,000 multiplied by (iii) a fraction, the numerator of which is the EBITDA actually generated during the Second Earnout Period based on the Revenues earned for such period and the denominator of which is $1,500,000; provided, however, that the aggregate total of the First Earnout Shares and the Second Earnout Shares released pursuant to subsections (c) and (d) shall in no event exceed 1,750,000. Buyer shall use good faith reasonable efforts to have their independent accountants complete their review of the financial statements for the 12-month period ending March 31, 2007, as soon as practicable following March 31, 2007.

      1.4 The Closing.

            (a) The Closing shall take place at the offices of Hutchison + Mason PLLC in Raleigh, North Carolina commencing at 9:00 a.m. local time on the Closing Date, or at such other place and time as shall be mutually agreed upon by the Buyer and the Seller. All transactions at the Closing shall be deemed to take place simultaneously, and no transaction shall be deemed to have been completed and no documents or certificates shall be deemed to have been delivered until all other transactions are completed and all other documents and certificates are delivered.

            (b) At the Closing:

                  (i) the Seller shall execute and deliver to the Buyer a bill of sale in substantially the form attached hereto as Exhibit A, one or more trademark assignments in substantially the form attached hereto as Exhibit B, and such other instruments of conveyance (such as real estate deeds, assigned certificates or documents of title, assigned negotiable instruments and stock transfer powers) as the Buyer may reasonably request in order to effect the sale, transfer, conveyance and assignment to the Buyer of valid ownership of the Acquired Assets;



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

                  (ii) the Buyer shall execute and deliver to the Seller an instrument of assumption in substantially the form attached hereto as Exhibit C and such other instruments as the Seller may reasonably request in order to effect the assumption by the Buyer of the Assumed Liabilities;

                  (iii) the Buyer shall issue to the Seller the portion of the Purchase Price set forth in Section 1.3(a)(i);

                  (iv) the Buyer shall deposit the Indemnification Shares into the Indemnification Escrow; and

                  (v) the Seller shall deliver to the Buyer, or otherwise put the Buyer in possession and control of, all of the Acquired Assets of a tangible nature.

            1.5 Allocation. The Buyer and the Seller agree to allocate the Purchase Price (and all other capitalizable costs) among the Acquired Assets and the non-solicitation and non-competition covenants set forth in Sections 6.2 and
6.3 for all purposes (including financial accounting and tax purposes) in accordance with the allocation schedule attached hereto as Schedule 1.5.

            1.6 Further Assurances. At any time and from time to time after the Closing, at the request of the Buyer and without further consideration, the Seller shall execute and deliver such other instruments of sale, transfer, conveyance and assignment and take such actions as the Buyer may reasonably request to more effectively transfer, convey and assign to the Buyer, and to confirm the Buyer's rights to, title in and ownership of, the Acquired Assets and to place the Buyer in actual possession and operating control thereof.

      2. REPRESENTATIONS AND WARRANTIES OF THE SELLER

The Seller and Abundance India, each jointly and severally represents and warrants to the Buyer that, except as set forth in the Disclosure Schedule, the statements contained in this Article 2 are true and correct as of the date of this Agreement, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties will be true and correct as of such date). The Disclosure Schedule shall be arranged in sections and subsections corresponding to the numbered and lettered sections and subsections contained in this Article 2. The disclosures in any section or subsection of the Disclosure Schedule shall qualify only the corresponding section or subsection in this Article 2.

      2.1 Organization, Qualification and Corporate Power. The Seller is a limited liability company duly organized, validly existing and in good standing under the laws of the state of Delaware, and has all requisite power and authority (corporate and other) to own its properties, to carry on its business as now being conducted, to execute and deliver this Agreement and the agreements contemplated herein, and to consummate the transactions contemplated hereby. The Seller is duly qualified to conduct business and is in good standing under the laws of each jurisdiction listed in Section 2.1 of the Disclosure Schedule, which jurisdictions constitute the only jurisdictions in which the nature of the Seller's businesses or the ownership or leasing of its properties requires such qualification, except for those jurisdictions in which the failure to be so qualified or in good standing, individually or in the aggregate, has not had and would not reasonably be expected to have a Seller Material Adverse Effect. True, correct and complete copies of the Certificate of Formation and Limited Liability Company Agreement of the Seller, each as amended to date, have been previously delivered to the Buyer, and no amendments have been made thereto or have been authorized since the date thereof. The Seller is not in default under or in violation of any provision of its Certificate of Formation or Limited Liability Company Agreement.



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

      2.2 Authorization of Transaction. The Seller has all requisite power and authority to execute and deliver this Agreement and the Ancillary Agreements and to perform its obligations hereunder and thereunder. The execution and delivery by the Seller of this Agreement and, subject to the Requisite Member Approval, the performance by the Seller of this Agreement and the Ancillary Agreements and the consummation by the Seller of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action on the part of the Seller. Without limiting the generality of the foregoing, the managers of the Seller, at a meeting duly called and held, by the unanimous vote of all managers determined that, in their opinion, the sale of assets contemplated by this Agreement is fair to and in the best interests of the Seller and its members, approved this Agreement in accordance with the Delaware Limited Liability Company Act, directed that such asset sale be submitted to the members of the Seller for their approval, and resolved to recommend that the members of the Seller vote in favor of the approval of such asset sale. This Agreement has been duly and validly executed and delivered by the Seller and constitutes, and each of the Ancillary Agreements, upon its execution and delivery by the Seller, will constitute, a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally, and is subject to general principles of equity.

      2.3 Noncontravention. Except as set forth in Section 2.3 of the Disclosure Schedule, neither the execution and delivery by the Seller of this Agreement or the Ancillary Agreements, nor the consummation by the Seller of the transactions contemplated hereby or thereby, will (a) conflict with or violate any provision of the Certificate of Formation or Limited Liability Company Agreement of the Seller or the charter, by-laws or other organizational document of any Subsidiary, (b) require on the part of the Seller or any Subsidiary any notice to or filing with, or any permit, authorization, consent or approval of, any Governmental Entity the failure of which to obtain would have a Seller Material Adverse Effect, (c) conflict with, result in a breach of, constitute (with or without due notice or lapse of time or both) a default under, result in the acceleration of obligations under, create in any party the right to terminate, modify or cancel, or require any notice, consent or waiver under, any material contract or instrument to which the Seller or any Subsidiary is a party or by which the Seller or any Subsidiary is bound or to which any of their respective assets is subject, (d) result in the imposition of any Security Interest upon any assets of the Seller or any Subsidiary or (e) violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Seller, any Subsidiary or any of their respective properties or assets.



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

      2.4 Subsidiaries.

            (a) Section 2.4 of the Disclosure Schedule sets forth: (i) the name of each Subsidiary; (ii) the number and type of outstanding equity securities of each Subsidiary and a list of the holders thereof; (iii) the jurisdiction of organization of each Subsidiary; (iv) the names of the officers and directors of each Subsidiary; and (v) the jurisdictions in which each Subsidiary is qualified or holds licenses to do business as a foreign corporation or other entity.

            (b) Each Subsidiary is duly organized,  validly existing and in good standing under the laws of the jurisdiction of its organization. Each Subsidiary is duly qualified to conduct business and is in good standing under the laws of each jurisdiction in which the nature of its businesses or the ownership or leasing of its properties requires such qualification. Each Subsidiary has all requisite power and authority to carry on the businesses in which it is engaged and to own and use the properties owned and used by it. The Seller has delivered to the Buyer complete and accurate copies of the charter, by-laws or other organizational documents of each Subsidiary. No Subsidiary is in default under or in violation of any provision of its charter, by-laws or other organizational documents. All of the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights. All shares of each Subsidiary that are held of record or owned beneficially by either the Seller or any Subsidiary are held or owned free and clear of any restrictions on transfer (other than restrictions under the Securities Act of 1933, as amended (the "Securities Act") and state securities laws), claims, Security Interests, options, warrants, rights, contracts, calls, commitments, equities and demands. There are no outstanding or authorized options, warrants, rights, agreements or commitments to which the Seller or any Subsidiary is a party or which are binding on any of them providing for the issuance, disposition or acquisition of any capital stock of any Subsidiary. There are no outstanding stock appreciation, phantom stock or similar rights with respect to any Subsidiary. There are no voting trusts, proxies or other agreements or understandings with respect to the voting of any capital stock of any Subsidiary.

            (c) The Seller does not control directly or indirectly or have any direct or indirect equity participation or similar interest in any corporation, partnership, limited liability company, joint venture or other business association or entity which is not a Subsidiary.

      2.5 Financial Statements. Except as set forth in Section 2.5 of the Disclosure Schedule, the Seller has provided to the Buyer the Financial Statements. Except as set forth in Section 2.5 of the Disclosure Schedule, the Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered thereby, fairly present the consolidated financial condition, results of operations and cash flows of the Seller and the Subsidiaries as of the respective dates thereof and for the periods referred to therein and are consistent with the books and records of the Seller and the Subsidiaries; provided, however, that the Financial Statements referred to in clause (b) of the definition of such term are subject to normal recurring year-end adjustments (which will not be material) and do not include footnotes.



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      2.6 Absence of Certain Changes.  Since the Most Recent Balance Sheet Date,
(a) there has occurred no event or development which, individually or in the aggregate, has had, or could reasonably be expected to have in the future, a Seller Material Adverse Effect, and (b) neither the Seller nor any Subsidiary has taken any of the actions set forth in paragraphs (a) through (n) of Section 4.4.

      2.7 Undisclosed Liabilities. None of the Seller and its Subsidiaries has any liability (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated and whether due or to become due), except for (a) liabilities shown on the Most Recent Balance Sheet and (b) liabilities which have arisen since the Most Recent Balance Sheet Date in the Ordinary Course of Business and (c) contractual and other liabilities incurred in the Ordinary Course of Business which are not required by GAAP to be reflected on a balance sheet.

      2.8 Tax Matters. Except as set forth in Section 2.8 of the Disclosure Schedule, each of the Seller and the Subsidiaries has filed on a timely basis all Tax Returns that it was required to file, and all such Tax Returns were complete and accurate in all material respects. Neither the Seller nor any Subsidiary is or has ever been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns, other than a group of which only the Seller and the Subsidiaries are or were members. Except as set forth in Section 2.8 of the Disclosure Schedule, each of the Seller and the Subsidiaries has paid on a timely basis all Taxes that were due and payable.

      2.9 Ownership and Condition of Assets.

            (a) The Seller is the true and lawful owner, and has good title to, all of the Acquired Assets, free and clear of all Security Interests, except as set forth in Section 2.9(a)(i) of the Disclosure Schedule. Each Subsidiary is the true and lawful owner, and has good title to, all assets purported to be owned by such Subsidiary, free and clear of all Security Interests, except as set forth in Section 2.9(a)(i) of the Disclosure Schedule. Upon execution and delivery by the Seller to the Buyer of the instruments of conveyance referred to in Section 1.5(b)(iii), the Buyer will become the true and lawful owner of, and will receive good title to, the Acquired Assets, free and clear of all Security Interests other than those set forth in Section 2.9(a)(ii) of the Disclosure Schedule.

            (b) The Acquired Assets together with the OSS Agreement (as defined in Section 5.3(h)) are sufficient for the conduct of the Seller's businesses as presently conducted and constitute all assets used by the Seller in such businesses. Each tangible Acquired Asset is free from material defects, has been maintained in accordance with normal industry practice, is in good operating condition and repair (subject to normal wear and tear) and is suitable for the purposes for which it presently is used.

            (c) Section 2.9(c) of the Disclosure Schedule lists individually (i) all Acquired Assets which are fixed assets (within the meaning of GAAP) having a book value greater than $5,000, indicating the cost, accumulated book depreciation (if any) and the net book value of each such fixed asset as of the Most Recent Balance Sheet Date, and (ii) all other Acquired Assets of a tangible nature (other than inventories) whose book value exceeds $5,000.



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

            (d) Each item of equipment, motor vehicle and other asset that is being transferred to the Buyer as part of the Acquired Assets and that the Seller or a Subsidiary has possession of pursuant to a lease agreement or other contractual arrangement is in such condition that, upon its return to its lessor or owner under the applicable lease or contract, the obligations of the Seller or such Subsidiary to such lessor or owner will have been discharged in full.

      2.10 Owned Real Property. Neither Seller nor any of its Subsidiaries has any Owned Real Property.

      2.11 Real Property Leases. Section 2.11 of the Disclosure Schedule lists all Leases. The Seller has delivered to the Buyer complete and accurate copies of the Leases. With respect to each Lease:

            (a) such Lease is valid;

            (b) such Lease is assignable by the Seller or a Subsidiary to the Buyer without the consent or approval of any party (except as set forth in Section 2.3 of the Disclosure Schedule) and such Lease will continue to be legal, valid, binding, enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing;

            (c) neither the Seller nor any Subsidiary nor, to the knowledge of the Seller, any other party, is in breach or violation of, or default under, any such Lease, and no event has occurred, is pending or, to the knowledge of the Seller, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute a breach or default by the Seller or any Subsidiary or, to the knowledge of the Seller, any other party under such Lease;

            (d) there are no disputes, oral agreements or forbearance programs in effect as to such Lease;

            (e) neither the Seller nor any Subsidiary has assigned, transferred, conveyed, mortgaged, deeded in trust or encumbered any interest in the leasehold or subleasehold;

            (f) to the knowledge of the Seller, all facilities leased or subleased thereunder are supplied with utilities and other services adequate for the operation of said facilities;

            (g) the Seller is not aware of any Security Interest, easement, covenant or other restriction applicable to the real property subject to such lease which would reasonably be expected to materially impair the current uses or the occupancy by the Seller or a Subsidiary of the property subject thereto; and

      2.12 Intellectual Property.

            (a) Section 2.12(a) of the Disclosure Schedule lists (i) each patent, patent application, copyright registration or application therefor, mask work registration or application therefor, and trademark, service mark and domain name registration or application therefor of the Seller or any Subsidiary and (ii) each Customer Deliverable of the Seller or any Subsidiary.



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

            (b) Each of the Seller and the Subsidiaries owns or has the right to use all Intellectual Property necessary (i) to use, manufacture, have manufactured, market and distribute the Customer Deliverables and (ii) to operate the Internal Systems. Upon execution and delivery by the Seller to the Buyer of the instruments of conveyance referred to in Section 1.5(b)(iii), each item of Seller Intellectual Property will be owned or available for use by the Buyer or such Subsidiary immediately following the Closing on substantially identical terms and conditions as it was immediately prior to the Closing. The Seller or the appropriate Subsidiary has taken all reasonable measures to protect the proprietary nature of each item of Seller Intellectual Property, and to maintain in confidence all trade secrets and confidential information, that it owns or uses. No other person or entity has any rights to any of the Seller Intellectual Property owned by the Seller or the Subsidiaries (except pursuant to agreements or licenses specified in Section 2.12(d) of the Disclosure Schedule), and, to the knowledge of the Seller, no other person or entity is infringing, violating or misappropriating any of the Seller Intellectual Property.

            (c) None of the Customer Deliverables, or the marketing, distribution, provision or use thereof, infringes or violates, or constitutes a misappropriation of, any Intellectual Property rights of any person or entity. None of the Internal Systems, or the use thereof, infringes or violates, or constitutes a misappropriation of, any Intellectual Property rights of any person or entity. Section 2.12(c) of the Disclosure Schedule lists any complaint, claim or notice, or written threat thereof, received by the Seller or any Subsidiary alleging any such infringement, violation or misappropriation; and the Seller has provided to the Buyer complete and accurate copies of all written documentation in the possession of the Seller or any Subsidiary relating to any such complaint, claim, notice or threat. The Seller has provided to the Buyer complete and accurate copies of all written documentation in the Seller's possession relating to claims or disputes known to the Seller concerning any Seller Intellectual Property.

            (d) Section 2.12(d) of the Disclosure Schedule identifies each license or other agreement pursuant to which the Seller or a Subsidiary has licensed, distributed or otherwise granted any rights to any third party with respect to, any Seller Intellectual Property. Except as described in Section 2.12(d) of the Disclosure Schedule, neither the Seller nor any Subsidiary has agreed to indemnify any person or entity against any infringement, violation or misappropriation of any Intellectual Property rights with respect to any Customer Deliverables.

            (e) Section 2.12(e) of the Disclosure Schedule identifies each item of Seller Intellectual Property that is owned by a party other than the Seller or a Subsidiary, and the license or agreement pursuant to which the Seller or a Subsidiary uses it (excluding off-the-shelf software programs licensed by the Seller pursuant to "shrink wrap" licenses).

            (f) All of the copyrightable materials incorporated in or bundled with the Customer Deliverables have been created by employees of the Seller or a Subsidiary within the scope of their employment by the Seller or a Subsidiary or by independent contractors of the Seller or a Subsidiary who have executed agreements expressly assigning all right, title and interest in such copyrightable materials to the Seller or a Subsidiary. No portion of such copyrightable materials was jointly developed with any third party.

            (g) The Customer Deliverables and the Internal Systems are free from significant defects or programming errors and conform in all material respects to the written documentation and specifications therefor.

      2.13 Inventory. All inventory of the Seller and the Subsidiaries, whether or not reflected on the Most Recent Balance Sheet, consists of a quality and quantity usable and saleable in the Ordinary Course of Business, except for obsolete items and items of below-standard quality, all of which have been written-off or written-down to net realizable value on the Most Recent Balance Sheet. All inventories not written-off have been priced at the lower of cost or net realizable value on a first-in, first-out basis. The quantities of each type of inventory, whether raw materials, work-in-process or finished goods, are not excessive in the present circumstances of the Seller and the Subsidiaries.

      2.14 Contracts.

            (a) Section 2.14 of the Disclosure Schedule lists the following agreements (written or oral) to which the Seller or any Subsidiary is a party as of the date of this Agreement:

                  (i) any agreement (or group of related agreements) for the lease of personal property from or to third parties providing for lease payments in excess of $1,000 per annum or having a remaining term longer than 12 months;

                  (ii) any agreement (or group of related agreements) for the purchase or sale of products or for the furnishing or receipt of services (A) which calls for performance over a period of more than one year, (B) which involves more than the sum of $10,000, or (C) in which the Seller or any Subsidiary has granted manufacturing rights, "most favored nation" pricing provisions or exclusive marketing or distribution rights relating to any products or territory or has agreed to purchase a minimum quantity of goods or services or has agreed to purchase goods or services exclusively from a certain party;

                  (iii) any agreement concerning the establishment or operation of a partnership, joint venture or limited liability company;

                  (iv) any agreement (or group of related agreements) under which it has created, incurred, assumed or guaranteed (or may create, incur, assume or guarantee) indebtedness (including capitalized lease obligations) involving more than $10,000 or under which it has imposed (or may impose) a Security Interest on any of its assets, tangible or intangible;

                  (v) any agreement for the disposition of any significant portion of the assets or business of the Seller or any Subsidiary (other than sales of products in the Ordinary Course of Business) or any agreement for the acquisition of the assets or business of any other entity (other than purchases of inventory or components in the Ordinary Course of Business);

                  (vi)   any    agreement    concerning    confidentiality    or
noncompetition;

                  (vii) any employment or consulting agreement;

                  (viii) any agreement involving any current or former officer, director or member of the Seller or an Affiliate thereof;

                  (ix) any agreement under which the consequences of a default or termination would reasonably be expected to have a Seller Material Adverse Effect;

                  (x) any agreement which contains any provisions requiring the Seller or any Subsidiary to indemnify any other party (excluding indemnities contained in agreements for the purchase, sale or license of products entered into in the Ordinary Course of Business); and

                  (xi) any other agreement (or group of related agreements) either involving more than $10,000 or not entered into in the Ordinary Course of Business.

            (b) The Seller has delivered to the Buyer a complete and accurate copy of each agreement listed in Section 2.12 or Section 2.14 of the Disclosure Schedule, except as otherwise indicated in such Section 2.14 of the Disclosure Schedule. With respect to each agreement so listed: (i) the agreement is legal, valid, binding and enforceable and in full force and effect; (ii) for those agreements to which the Seller is a party, the agreement is assignable by the Seller to the Buyer without the consent or approval of any party (except as set forth in Section 2.3 and 2.14 of the Disclosure Schedule) and will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing; and (iii) neither the Seller nor any Subsidiary nor, to the knowledge of the Seller, any other party, is in breach or violation of, or default under, any such agreement, and no event has occurred, is pending or, to the knowledge of the Seller, is threatened, which, after the giving of notice, with lapse of time, or otherwise, would constitute a breach or default by the Seller or any Subsidiary or, to the knowledge of the Seller, any other party under such agreement.

      2.15 Accounts Receivable. All accounts receivable of the Seller and the Subsidiaries reflected on the Most Recent Balance Sheet (other than those paid since such date) are valid receivables and, to the knowledge of Seller, are current and collectible, net of the applicable reserve for bad debts on the Most Recent Balance Sheet. All accounts receivable of the Seller and the Subsidiaries that have arisen since the Most Recent Balance Sheet Date are valid receivables and, to the knowledge of Seller, are collectible, net of a reserve for bad debts in an amount proportionate to the reserve shown on the Most Recent Balance Sheet. Neither the Seller nor any Subsidiary has received any written notice from an account debtor stating that any account receivable in an amount in excess of $10,000 is subject to any contest, claim or setoff by such account debtor.

      2.16 Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the any Subsidiary.

      2.17 Insurance. To Seller's knowledge, there is no material claim pending under any insurance policy as to which coverage has been questioned, denied or disputed by the underwriter of such policy. All premiums due and payable under all such policies have been paid, neither the Seller nor any Subsidiary, to their knowledge, may be liable for retroactive premiums or similar payments, and the Seller and the Subsidiaries are otherwise in compliance in all material respects with the terms of such policies.

      2.18 Litigation. Except as set forth in Section 2.18 of the Disclosure Schedule, there is no Legal Proceeding which is pending or has been threatened in writing against the Seller or any Subsidiary which (a) seeks either damages in excess of $10,000 or equitable relief or (b) in any manner challenges or seeks to prevent, enjoin, alter or delay the transactions contemplated by this Agreement. There are no material judgments, orders or decrees outstanding against the Seller or any Subsidiary.

      2.19 Warranties. No product or service manufactured, sold, leased, licensed or delivered by the Seller or any Subsidiary is subject to any guaranty, warranty, right of return, right of credit or other indemnity other than (i) the applicable standard terms and conditions of sale or lease of the Seller or the appropriate Subsidiary, which are set forth in Section 2.19 of the Disclosure Schedule, and (ii) manufacturers' warranties for which neither the Seller nor any Subsidiary has any liability. Section 2.19 of the Disclosure Schedule sets forth the aggregate expenses incurred by the Seller and the Subsidiaries in fulfilling their obligations under their guaranty, warranty, right of return and indemnity provisions during each of the fiscal years and the interim period covered by the Financial Statements; and the Seller does not know of any reason why such expenses should significantly increase as a percentage of sales in the future.

      2.20 Employees.

            (a) Section 2.20 of the Disclosure Schedule contains a list of all employees of the Seller and each Subsidiary, along with the position and the annual rate of compensation of each such person. The annual rate of compensation listed next to each employee and consultant in Section 2.20 of the Disclosure Schedule has not been materially increased at any time within sixty (60) days prior to the date of this Agreement. Each current or past employee of the Seller or any Subsidiary has entered into a confidentiality/assignment of inventions agreement with the Seller or such Subsidiary, a copy or form of which has previously been delivered to the Buyer. Section 2.20 of the Disclosure Schedule contains a list of all employees of the Seller or any Subsidiary who are a party to a non-competition agreement with the Seller or any Subsidiary; copies of such agreements have previously been delivered to the Buyer. Each such agreement referenced in the two preceding sentences to which the Seller is a party is assignable by the Seller to the Buyer without the consent or approval of any party and will continue to be legal, valid, binding and enforceable and in full force and effect immediately following the Closing in accordance with the terms thereof as in effect immediately prior to the Closing. Section 2.20 of the Disclosure Schedule contains a list of all employees of the Seller or any Subsidiary who are not citizens of the United States. To the knowledge of the Seller, no key employee or group of employees has any plans to terminate employment with the Seller or any Subsidiary (other than for the purpose of accepting employment with the Buyer following the Closing) or not to accept employment with the Buyer.

            (b) Neither the Seller nor any Subsidiary is a party to or bound by any collective bargaining agreement, nor has any of them experienced any strikes, grievances, claims of unfair labor practices or other collective bargaining disputes. The Seller has no knowledge of any organizational effort made or threatened, either currently or within the past two years, by or on behalf of any labor union with respect to employees of the Seller or any Subsidiary.

      2.21 Employee Benefits.

            (a) Section 2.21(a) of the Disclosure Schedule contains a complete and accurate list of all Seller Plans. Complete and accurate copies of (i) all Seller Plans which have been reduced to writing, (ii) written summaries of all unwritten Seller Plans, (iii) all related trust agreements, insurance contracts and summary plan descriptions, and (iv) annual reports filed on IRS Form 5500 and (for all funded plans) all plan financial statements for the last three plan years for each Seller Plan, have been delivered to the Buyer.

            (b) Each Seller Plan has been administered in all material respects in accordance with its terms and the Seller and the Subsidiaries have in all material respects met their obligations with respect to each Seller Plan and have made all required contributions thereto. The Seller and each Subsidiary and each Seller Plan are in compliance in all material respects with the currently applicable provisions of ERISA and the Code and the regulations thereunder (including Section 4980B of the Code, Subtitle K, Chapter 100 of the Code and Sections 601 through 608 and Section 701 et seq. of ERISA). All filings and reports as to each Seller Plan required to have been submitted to the Internal Revenue Service or to the United States Department of Labor have been duly submitted. No Seller Plan has assets that include securities issued by the Seller or any ERISA Affiliate.

            (c) There are no Legal Proceedings (except claims for benefits payable in the normal operation of the Seller Plans and proceedings with respect to qualified domestic relations orders) against or involving any Seller Plan or asserting any rights or claims to benefits under any Seller Plan that could give rise to any material liability.

            (d) Each Seller Plan that is intended to be qualified  under Section
401(a) of the Code has received a determination letter from the Internal Revenue Service to the effect that such Seller Plan is qualified and the plan and the trust related thereto is exempt from federal income taxes under Sections 401(a) and 501(a), respectively, of the Code, and no such determination letter has been revoked and revocation has not been threatened, or such plan is a prototype plan that is the subject of an IRS opinion letter, and no act or omission has occurred, that would reasonably be expected to adversely affect its qualification or materially increase its cost. Each Seller Plan which is required to satisfy Section 401(k)(3) or Section 401(m)(2) of the Code has been tested for compliance with, and satisfies the requirements of Section 401(k)(3) and Section 401(m)(2) of the Code for each of the three plan years ending prior to the Closing Date.

            (e) Neither the Seller, any Subsidiary, nor any ERISA Affiliate has ever maintained an Employee Benefit Plan subject to Section 412 of the Code or Title IV of ERISA.

            (f) At no time has the Seller, any Subsidiary or any ERISA Affiliate been obligated to contribute to any "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA).

            (g) There are no unfunded obligations under any Seller Plan providing benefits after termination of employment to any employee of the Seller or any Subsidiary (or to any beneficiary of any such employee), including but not limited to retiree health coverage and deferred compensation, but excluding continuation of health coverage required to be continued under Section 4980B of the Code or other applicable law and insurance conversion privileges under state law. The assets of each Seller Plan which is funded are reported at their fair market value on the books and records of such Seller Plan.

            (h) No act or omission has occurred and no condition exists with respect to any Seller Plan that would subject the Seller or any Subsidiary to any material fine, penalty or tax imposed under ERISA or the Code.

            (i) No Seller Plan is funded by, associated with or related to a "voluntary employee's beneficiary association" within the meaning of Section 501(c)(9) of the Code.

            (j) Each Seller Plan may be amended or terminated unilaterally by the Seller at any time without liability or expense to the Seller or such Seller Plan as a result thereof (other than for benefits accrued through the date of termination or amendment and reasonable administrative expenses related thereto) and no Seller Plan, plan documentation or agreement, summary plan description or other written communication distributed generally to employees by its terms prohibits the Seller from amending or terminating any such Seller Plan.

            (k) Section 2.21(k) of the Disclosure Schedule discloses each: (i) agreement with any member, director, executive officer or other key employee of the Seller or any Subsidiary (A) the benefits of which are contingent, or the terms of which are altered, upon the occurrence of a transaction involving the Seller or any Subsidiary of the nature of any of the transactions contemplated by this Agreement, (B) providing any term of employment or compensation guarantee or (C) providing severance benefits or other benefits after the termination of employment of such director, executive officer or key employee;
(ii) agreement, plan or arrangement under which any person may receive payments from the Seller or any Subsidiary that may be subject to the tax imposed by
Section 4999 of the Code or included in the determination of such person's "parachute payment" under Section 280G of the Code; and (iii) agreement or plan binding the Seller or any Subsidiary, including any stock option plan, stock appreciation right plan, restricted stock plan, stock purchase plan, severance benefit plan or Seller Plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement.

            (l) Section 2.21(l) of the Disclosure Schedule sets forth the policy of the Seller and any Subsidiary with respect to accrued vacation, accrued sick time and earned time off and the amount of such liabilities as of September 30, 2005.

      2.22 Environmental Matters.

            (a) Each of the Seller and the Subsidiaries has complied with all applicable Environmental Laws. There is no pending or, to the knowledge of the Seller, threatened civil or criminal litigation, written notice of violation, formal administrative proceeding, or investigation, inquiry or information request by any Governmental Entity, relating to any Environmental Law involving the Seller or any Subsidiary.

            (b) Neither the Seller nor any Subsidiary has any liabilities or obligations arising from the release of any Materials of Environmental Concern into the environment.

            (c) Neither the Seller nor any Subsidiary is a party to or bound by any court order, administrative order, consent order or other agreement with any Governmental Entity entered into in connection with any legal obligation or liability arising under any Environmental Law.

            (d) Set forth in Section 2.22(d) of the Disclosure Schedule is a list of all documents (whether in hard copy or electronic form) that contain any environmental reports, investigations and audits relating to premises currently or previously owned or operated by the Seller or a Subsidiary (whether conducted by or on behalf of the Seller or a Subsidiary or a third party, and whether done at the initiative of the Seller or a Subsidiary or directed by a Governmental Entity or other third party) which were issued or conducted during the past five years and which the Seller has possession of or access to. A complete and accurate copy of each such document has been provided to the Buyer.

            (e) The Seller is not aware of any material environmental liability of any solid or hazardous waste transporter or treatment, storage or disposal facility that has been used by the Seller or any Subsidiary.

      2.23 Legal Compliance. Each of the Seller and the Subsidiaries is currently conducting, and have at all times since their inception conducted, their respective businesses in compliance with each applicable law (including rules and regulations thereunder) of any federal, state, local or applicable foreign government, or any Governmental Entity, except for any noncompliance, violations or defaults that, individually or in the aggregate, have not had and would not reasonably be expected to have a Seller Material Adverse Effect. Neither the Seller nor any Subsidiary has received any notice or communication from any Governmental Entity alleging noncompliance with any applicable law, rule or regulation.

      2.24 Customers and Suppliers. Section 2.24 of the Disclosure Schedule sets forth a list of (a) each customer that accounted for more than 10% of the consolidated revenues of the Seller during the last full fiscal year or the interim period through the Most Recent Balance Sheet Date and the amount of revenues accounted for by such customer during each such period and (b) each supplier that is the sole supplier of any significant product or service to the Seller or a Subsidiary. No such customer or supplier has indicated within the past year that it will stop, or decrease the rate of, buying products or supplying products, as applicable, to the Seller or any Subsidiary, in any such case as would reasonably be expected to have a Seller Material Adverse Effect. No unfilled customer order or commitment obligating the Seller or any Subsidiary to process, manufacture or deliver products or perform services will result in a material loss to the Seller or any Subsidiary upon completion of performance. No purchase order or commitment of the Seller or any Subsidiary is in excess of normal requirements, nor are prices provided therein in excess of current market prices for the products or services to be provided thereunder, in any such case as would reasonably be expected to have a Seller Material Adverse Effect.

      2.25 Permits. Section 2.25 of the Disclosure Schedule sets forth a list of all Permits issued to or held by the Seller or any Subsidiary. Such listed
Permits are the only Permits that are required for the Seller and the Subsidiaries to conduct their respective businesses as presently conducted or as proposed to be conducted. Each such Permit is in full force and effect; the Seller or the applicable Subsidiary is in compliance with the terms of each such Permit; and, to the knowledge of the Seller, no suspension or cancellation of such Permit is threatened and there is no basis for believing that such Permit will not be renewable upon expiration. Each such Permit is assignable by the Seller to the Buyer without the consent or approval of any party and will continue in full force and effect immediately following the Closing.

      2.26 Certain Business Relationships With Affiliates. Except as disclosed on Section 2.26 of the Disclosure Schedule, no Affiliate of the Seller or of any Subsidiary (a) owns any property or right, tangible or intangible, which is used in the business of the Seller or any Subsidiary, (b) has any claim or cause of action against the Seller or any Subsidiary, or (c) owes any money to, or is owed any money by, the Seller or any Subsidiary. Section 2.26 of the Disclosure Schedule describes any transactions or relationships between the Seller or a Subsidiary and any Affiliate thereof which occurred or have existed since the beginning of the time period covered by the Financial Statements.

      2.27 Brokers' Fees. Neither the Seller nor any Subsidiary has any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement

      2.28 Disclosure. No representation or warranty by the Seller contained in this Agreement, and no statement contained in the Disclosure Schedule or any other document, certificate or other instrument delivered or to be delivered by or on behalf of the Seller pursuant to this Agreement, contains or will contain any untrue statement of material fact or omits or will omit to state any material fact necessary, in light of the circumstances under which it was or will be made, in order to make the statements herein or therein not misleading.

      3. REPRESENTATIONS AND WARRANTIES OF THE BUYER AND THE OPERATING SUB

The Buyer and the Operating Sub, each jointly and severally, represents and warrants to the Seller that the statements contained in this Article 3 are true and correct as of the date of this Agreement.

      3.1 Organization, Standing and Power. Each of Buyer and Operating Sub is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware. Each of Buyer and Operating Sub has the corporate power to own its properties and to carry on its business as now being conducted and as proposed to be conducted and is duly qualified to do business and is in good standing in each jurisdiction in which the failure to be so qualified and in good standing could reasonably be expected to have a Buyer Material Adverse Effect. Buyer has delivered a true and correct copy of the Certificate of Incorporation and Bylaws or other charter documents, as applicable, of Buyer and Operating Sub, each as amended to date, to Seller. Neither Buyer nor Operating Sub is in violation of any of the provisions of its Certificate of Incorporation or Bylaws.

      3.2 Authority. Buyer and Operating Sub have all requisite corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been, or will have been by the Closing, duly authorized by all necessary corporate action on the part of Buyer and Operating Sub. This Agreement has been duly executed and delivered by Buyer and Operating Sub and constitutes the valid and binding obligations of Buyer and Operating Sub enforceable against Buyer and Operating Sub in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to creditors' rights generally, and subject to general principles of equity. The execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or default under (with or without notice or lapse of time, or both), or give rise to a right of termination, cancellation or acceleration of any material obligation or loss of a material benefit under (a) any provision of the Certificate of Incorporation or Bylaws of Buyer or any of its Subsidiaries; or (b) any material mortgage, indenture, lease, contract or other agreement or instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Buyer or any of its Subsidiaries or their properties or assets No consent, approval, order or authorization of or registration, declaration or filing with any Governmental Entity is required by or with respect to Buyer or any of its Subsidiaries in connection with the execution and delivery of this Agreement by Buyer and Operating Sub or the consummation by Buyer and Operating Sub of the transactions contemplated hereby, except for (a) filings required under Regulation D of the Securities Act following the Closing Date; (b) the filing of a Form 8-K with the Securities and Exchange Commission ("SEC") and National
Association of Securities Dealers ("NASD") within 15 days after the Closing Date; (c) such filings as may be required under applicable state securities laws and the securities laws of any foreign country; and (d) such other consents, authorizations, filings, approvals and registrations which, if not obtained or made, could not reasonably be expected to have a Buyer Material Adverse Effect and could not prevent, materially alter or delay any of the transactions contemplated by this Agreement.

      3.3 Capital Structure. The authorized capital stock of Buyer consists of 1,000,000,000 shares of common stock, $0.0001 par value, of which there were issued and outstanding as of the close of business on the date hereof, 36,528,504 shares of Common Stock. There are no other outstanding shares of capital stock or voting securities of Buyer other than shares of Common Stock issued after that same date upon the exercise of options issued under the Nayna Networks, Inc. 2000 Stock Plan (the "Buyer Option Plan"). All outstanding shares of Buyer have been duly authorized, validly issued, fully paid and are nonassessable. As of the close of business on that same date, Buyer has reserved
(a) 5,967,480 shares of Common Stock for issuance to employees, directors and independent contractors pursuant to the Buyer Option Plan, of which 4,827,907 shares are subject to outstanding, unexercised options and 480,396 shares have been exercised and are outstanding and 659,177 are available for grants; (b) 1,895,268 shares of Common Stock for issuance pursuant to outstanding warrants (the "Buyer Warrants"); and 3,132,536 shares of Common Stock for issuance pursuant to outstanding Convertible Notes (the "Buyer Notes"). The Buyer is obligated to issue additional Buyer Notes and Buyer Warrants, which will be convertible into and exercisable for shares of Buyer Common Stock in connection with the financing it closed on November 17, 2005 (the "Financing"). Other than this Agreement, the Buyer Option Plan, the Buyer Warrants and Buyer Notes and shares of Buyer Common Stock to be issued to brokers in connection with the Financing and the transactions contemplated by this Agreement, there are no other options, warrants, calls, rights, commitments or agreements of any character to which Buyer is a party or by which either of them is bound obligating Buyer to issue, deliver, sell, repurchase or redeem, or cause to be issued, delivered, sold, repurchased or redeemed, any shares of the capital stock of Buyer or obligating Buyer to grant, extend or enter into any such option, warrant, call, right, commitment or agreement.

      3.4 Issuance of Shares. The issuance and delivery of the Common Stock in accordance with this Agreement shall be, at or prior to the Closing Date, duly authorized by all necessary corporate action on the part of Buyer, and, when issued on the Closing Date as contemplated hereby, such shares of Common Stock will be duly and validly issued, fully paid and nonassessable. Such Common Stock, when so issued and delivered in accordance with the provisions of this Agreement, shall be free and clear of all liens and encumbrances and adverse claims, other than restrictions on transfer created by applicable securities laws and will not have been issued in violation of their respective properties or any preemptive rights or rights of first refusal or similar rights.

      3.5 Litigation. There is no private or governmental action, suit, proceeding, claim, arbitration or investigation pending before any agency, court or tribunal, foreign or domestic, or, to the knowledge of Buyer threatened against Buyer or any of its properties or any of its officers or directors (in their capacities as such) that, individually or in the aggregate, could reasonably be expected to have a Buyer Material Adverse Effect. There is no judgment, decree or order against Buyer or any of its Subsidiaries or, to the knowledge of Buyer, or any of its directors or officers (in their capacities as such) that could prevent, enjoin or materially alter or delay any of the transactions contemplated by this Agreement, or that could reasonably be expected to have a Buyer Material Adverse Effect.

      3.6 Interim Operations of Operating Sub. Operating Sub was formed solely for the purpose of engaging in the transactions contemplated by this Agreement, has engaged in no other business activities and has conducted its operations only as contemplated by this Agreement.

      3.7 Representations Complete. None of the representations or warranties made by Buyer or Operating Sub herein or in any Schedule hereto, including the Buyer Disclosure Schedule, or certificate furnished by Buyer or Operating Sub pursuant to this Agreement, or the SEC Documents, or any written statement furnished to Seller pursuant hereto or in connection with the transactions contemplated hereby, when all such documents are read together in their entirety, contains or will contain on the Closing Date any untrue statement of a material fact or omits or will omit on the Closing Date to state any material fact necessary in order to make the statements contained herein or therein, in the light of the circumstances under which made, not misleading.

      3.8 SEC Documents; Financial Statements. Buyer has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934 (the "Exchange Act") (all of the foregoing filed prior to the date hereof (including all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein) being hereinafter referred to as the "SEC Documents"). Except as set forth on Schedule 3.8, each of the SEC Documents was filed with the SEC within the timeframes prescribed by the SEC for the filing of such SEC Documents such that each filing was timely filed with the SEC. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents. None of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the consolidated financial statements of Buyer and its Subsidiaries included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. None of Buyer or any of its Subsidiaries, or any of their respective officers, directors or affiliates (as defined below) or, to Buyer's knowledge, any shareholder of Buyer has made any other filing with the SEC, issued any press release or made any other public statement or communication on behalf of Buyer or any of its Subsidiaries or otherwise relating to Buyer or any of its Subsidiaries that contains any untrue statement of a material fact or omits any statement of material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading or has provided any other information to Seller that contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading. None of Buyer, any of its Subsidiaries and any of their respective officers, directors, employees or agents has provided Seller with any material, nonpublic information. Buyer is not required to file and will not be required to file any agreement, note, lease, mortgage, deed or other instrument entered into prior to the date hereof and to which Buyer or any Subsidiary is a party or by which Buyer or any Subsidiary is bound that has not been previously filed as an exhibit (including by way of incorporation by reference) to its reports filed or made with the SEC under the Exchange Act. The auditing firm, which has expressed its opinion with respect to the consolidated financial statements included in Buyer's annual report on Form 10-KSB for the last completed fiscal year (the "Audit Opinion"), is independent of Buyer pursuant to the standards set forth in Rule 2-01 of Regulation S-X promulgated by the SEC, and such firm was otherwise qualified to render the Audit Opinion under applicable law and the rules and regulation of the SEC. There is no transaction, arrangement or other relationship between Buyer and an unconsolidated or other off-balance-sheet entity that is required to be disclosed by Buyer in its reports pursuant to the Exchange Act that has not been so disclosed in the SEC Documents.

      3.9 Absence of Certain Changes. Since the filing of Buyer's most recent Quarterly Report on Form 10-Q, and other than as disclosed in the SEC Documents,
(a) there has occurred no event or development which, individually or in the aggregate, has had, or could reasonably be expected to have in the future, a Buyer Material Adverse Effect and (b) Buyer has conducted its business in the ordinary course consistent with past practices.

      3.10 Brokers' Fees. Except for fees to be paid to Wyndam Partners, Buyer has no liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

                            4. PRE-CLOSING COVENANTS

      4.1 Closing Efforts. Each of the Parties shall use its Reasonable Best Efforts to take all actions and to do all things necessary, proper or advisable to consummate the transactions contemplated by this Agreement, including using its Reasonable Best Efforts to ensure that (i) its representations and warranties remain true and correct in all material respects through the Closing Date and (ii) the conditions to the obligations of the other Party to consummate the transactions contemplated by this Agreement are satisfied.

      4.2 Governmental and Third-Party Notices and Consents.


            (a) Each Party shall use its Reasonable Best Efforts to obtain, at its expense, all waivers, permits, consents, approvals or other authorizations from Governmental Entities, and to effect all registrations, filings and notices with or to Governmental Entities, as may be required for such Party to consummate the transactions contemplated by this Agreement and to otherwise comply with all applicable laws and regulations in connection with the consummation of the transactions contemplated by this Agreement. Without limiting the generality of the foregoing, each of the Parties shall promptly file any Notification and Report Forms and related material that it may be required to file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice under the Hart-Scott-Rodino Act, shall use its Reasonable Best Efforts to obtain an early termination of the applicable waiting period, and shall make any further filings or information submissions pursuant thereto that may be necessary, proper or advisable; provided, however, that notwithstanding anything to the contrary in this Agreement, the Buyer shall not be obligated (A) to respond to formal requests for additional information or documentary material pursuant to 16 C.F.R. 803.20 under the Hart-Scott-Rodino Act except to the extent it elects to do so in its sole discretion or (B) to sell or dispose of or hold separately (through a trust or otherwise) any assets or businesses of the Buyer or its Affiliates.

            (b) The Seller shall use its Reasonable Best Efforts to obtain, at its expense, all such waivers, consents or approvals from third parties, and to give all such notices to third parties, as are required to be listed in the Disclosure Schedule.

            (c) If (i) any of the Assigned Contracts or other assets or rights constituting Acquired Assets may not be assigned and transferred by the Seller to the Buyer (as a result of either the provisions thereof or applicable law) without the consent or approval of a third party, (ii) the Seller, after using its Reasonable Best Efforts, is unable to obtain such consent or approval prior to the Closing and (iii) the Closing occurs nevertheless, then (A) such Assigned Contracts and/or other assets or rights shall not be assigned and transferred by the Seller to the Buyer at the Closing and the Buyer shall not assume the Seller's liabilities or obligations with respect thereto at the Closing, (B) the Seller shall continue to use its Reasonable Best Efforts to obtain the necessary consent or approval as soon as practicable after the Closing, and (C) upon the obtaining of such consent or approval, the Buyer and the Seller shall execute such further instruments of conveyance (in substantially the form executed at the Closing) as may be necessary to assign and transfer such Assigned Contracts and/or other assets or rights (and the associated liabilities and obligations of the Seller) to the Buyer.

      4.3 Member Approval.

            (a) The Seller shall use its Reasonable Best Efforts to obtain, as promptly as practicable, the Requisite Member Approval, either at a special meeting of members or pursuant to a written member consent, all in accordance with the applicable requirements of the Delaware Limited Liability Company Law. If the Requisite Member Approval is obtained by means of a written consent, the Seller shall send, pursuant to Delaware Limited Liability Company Law, a written notice to all members of the Seller that did not execute such written consent informing them that the sale of the Acquired Assets as contemplated by this Agreement was approved by the members of the Seller.

      4.4 Operation of Business. Except as contemplated by this Agreement, during the period from the date of this Agreement to the Closing, the Seller shall (and shall cause each Subsidiary to) conduct its operations in the Ordinary Course of Business and in compliance with all applicable laws and regulations and, to the extent consistent therewith, use its Reasonable Best Efforts to preserve intact its current business organization, keep its physical assets in good working condition, keep available the services of its current officers and employees and preserve its relationships with customers, suppliers and others having business dealings with it. Without limiting the generality of the foregoing, prior to the Closing, the Seller shall not (and shall cause each Subsidiary not to), without the written consent of the Buyer which consent shall not be unreasonably withheld:

            (a) issue or sell any stock or other securities of the Company or any Subsidiary or any options, warrants or other rights to acquire any such stock or other securities (except pursuant to the conversion or exercise of options, warrants or other convertible securities outstanding on the date hereof);

            (b) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of its capital stock;

            (c) create, incur or assume any indebtedness (including obligations in respect of capital leases); assume, guarantee, endorse or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other person or entity; or make any loans, advances or capital contributions to, or investments in, any other person or entity;

            (d) enter into, adopt or amend any Employee Benefit Plan or any employment or severance agreement or arrangement of the type described in
Section 2.21(k) or (except for normal increases in the Ordinary Course of Business for employees who are not Affiliates) increase in any manner the compensation or fringe benefits of, or materially modify the employment terms of, its directors, officers or employees, generally or individually, or pay any bonus or other benefit to its directors, officers or employees (except for existing payment obligations listed in Section 2.21 of the Disclosure Schedule) or hire any new officers or (except in the Ordinary Course of Business) any new employees;

            (e) acquire, sell, lease, license or dispose of any assets or property (including any shares or other equity interests in or securities of any Subsidiary or any corporation, partnership, association or other business organization or division thereof), other than purchases and sales of assets in the Ordinary Course of Business;

            (f) mortgage or pledge any of its property or assets or subject any such property or assets to any Security Interest;

            (g) discharge or satisfy any Security Interest or pay any obligation or liability other than in the Ordinary Course of Business;

            (h) amend its certificate of formation, operating agreement or other organizational documents in a manner that could have an adverse effect on the transactions contemplated by this Agreement;

            (i) change its accounting methods, principles or practices, except insofar as may be required by a generally applicable change in GAAP, or make any new elections, or changes to any current elections, with respect to Taxes that affect the Acquired Assets;

            (j) enter into, amend, terminate, take or omit to take any action that would constitute a violation of or default under, or waive any rights under, any contract or agreement of a nature required to be listed in Section 2.11, Section 2.12 or Section 2.14 of the Disclosure Schedule;

            (k) make or commit to make any capital expenditure in excess of $10,000 per item or $50,000 in the aggregate;

            (l) institute or settle any Legal Proceeding;

            (m) take any action or fail to take any action permitted by this Agreement with the knowledge that such action or failure to take action would result in (i) any of the representations and warranties of the Seller set forth in this Agreement becoming untrue or (ii) any of the conditions to the Closing set forth in Article 5 not being satisfied; or

            (n) agree in writing or otherwise to take any of the foregoing actions.

      4.5 Access to Information.

            (a) The Seller shall (and shall cause each Subsidiary to) permit representatives of the Buyer to have full access (at all reasonable times, and in a manner so as not to interfere with the normal business operations of the Seller and the Subsidiaries) to all premises, properties, financial, tax and accounting records (including the work papers of the Seller's independent accountants), contracts, other records and documents, and personnel, of or pertaining to the Seller and each Subsidiary for the purpose of performing such inspections and tests as the Buyer deems necessary or appropriate.

            (b) Within 15 days after the end of each month ending prior to the Closing, beginning with May 2005, the Seller shall furnish to the Buyer an unaudited income statement for such month and a balance sheet as of the end of such month, prepared on a basis consistent with the Financial Statements. Such financial statements shall present fairly the financial condition and results of operations of the Seller and the Subsidiaries on a consolidated basis as of the dates thereof and for the periods covered thereby, and shall be consistent with the books and records of the Seller and the Subsidiaries.

            (c) The Buyer (i) shall treat and hold as confidential any Confidential Information, (ii) shall not use any of the Confidential Information except in connection with this Agreement, and (iii) if this Agreement is terminated for any reason whatsoever, shall return to the Seller all tangible embodiments (and all copies) thereof which are in its possession.

      4.6 Notice of Breaches.

            (a) From the date of this Agreement until the Closing, the Seller shall promptly deliver to the Buyer supplemental information concerning events or circumstances occurring subsequent to the date hereof which would render any representation, warranty or statement in this Agreement or the Disclosure
Schedule inaccurate or incomplete in any material respect at any time after the date of this Agreement until the Closing. No such supplemental information shall be deemed to avoid or cure any misrepresentation or breach of warranty or constitute an amendment of any representation, warranty or statement in this Agreement or the Disclosure Schedule.

            (b) From the date of this Agreement until the Closing, the Buyer shall promptly deliver to the Seller supplemental information concerning events or circumstances occurring subsequent to the date hereof which would render any representation, warranty or statement in this Agreement inaccurate or incomplete in any material respect at any time after the date of this Agreement until the Closing. No such supplemental information shall be deemed to avoid or cure any misrepresentation or breach of warranty or constitute an amendment of any representation, warranty or statement in this Agreement.

      4.7 Exclusivity.

            (a) The Seller shall not,  and the Seller shall  require each of its officers, directors, employees, representatives and agents not to, directly or indirectly, (i) initiate, solicit, encourage or otherwise facilitate any inquiry, proposal, offer or discussion with any party (other than the Buyer) concerning any merger, reorganization, consolidation, recapitalization, business combination, liquidation, dissolution, share exchange, sale of stock, sale of material assets or similar business transaction involving the Seller, any Subsidiary or any division of the Seller, (ii) furnish any non-public information concerning the business, properties or assets of the Seller, any Subsidiary or any division of the Seller to any party (other than the Buyer) or
(iii) engage in discussions or negotiations with any party (other than the Buyer) concerning any such transaction.

            (b) The Seller shall immediately notify any party with which discussions or negotiations of the nature described in paragraph (a) above were pending that the Seller is terminating such discussions or negotiations. If the Seller receives any inquiry, proposal or offer of the nature described in paragraph (a) above, the Seller shall, within one business day after such receipt, notify the Buyer of such inquiry, proposal or offer, including the identity of the other party and the terms of such inquiry, proposal or offer.

                            5. CONDITIONS TO CLOSING

      5.1 Conditions to Obligations of each Party. The respective obligations of each Party to consummate the transactions contemplated by this Agreement to be consummated at the Closing are subject to the satisfaction of the following condition:

            (a) the sale of the Acquired Assets by the Seller to the Buyer as contemplated by this Agreement shall have received the Requisite Member Approval.

      5.2 Conditions to Obligations of the Buyer. The obligation of the Buyer to consummate the transactions contemplated by this Agreement to be consummated at the Closing is subject to the satisfaction of the following additional conditions:

            (a) the Seller and the Subsidiaries shall have obtained at their own expense (and shall have provided copies thereof to the Buyer) all of the waivers, permits, consents, approvals or other authorizations, and effected all of the registrations, filings and notices, referred to in Section 4.2 which are required on the part of the Seller or the Subsidiaries;

            (b) the representations and warranties of the Seller set forth in the first sentence of Section 2.1 and in Section 2.2 and any representations and warranties of the Seller set forth in this Agreement that are qualified as to materiality shall be true and correct in all respects, and all other representations and warranties of the Seller set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties shall be true and correct as of such date);

            (c) the Seller shall have performed or complied with in all material respects its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Closing;

            (d) no Legal Proceeding shall be pending or threatened wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of the transactions contemplated by this Agreement, (ii) cause the transactions contemplated by this Agreement to be rescinded following consummation or (iii) affect adversely the right of the Buyer to own, operate or control any of the Acquired Assets, or to conduct the business of the Seller and the Subsidiaries as currently conducted, following the Closing, and no such judgment, order, decree, stipulation or injunction shall be in effect;

            (e) the Seller shall have delivered to the Buyer the Seller Certificate;

            (f) the Seller shall have delivered to the Buyer documents evidencing the release or termination of all Security Interests on the Acquired Assets, and copies of filed UCC termination statements with respect to all UCC financing statements evidencing Security Interests;

            (g) the Buyer shall have received from counsel to the Seller an opinion in substantially the form attached hereto as Exhibit D, addressed to the Buyer and dated as of the Closing Date;

            (h) the Buyer shall have received such other certificates and instruments (including certificates of good standing of the Seller and the Subsidiaries in their jurisdiction of organization and the various foreign jurisdictions in which they are qualified, certified charter documents, certificates as to the incumbency of officers and the adoption of authorizing resolutions) as it shall reasonably request in connection with the Closing;

            (i) the Buyer shall have received a fully executed employment agreement from Suresh Pillai; and

            (j) the Buyer shall have received a fully executed Confidentiality, Invention Assignment and Noncompetition Agreement, from each officer, employee and consultant of the Seller as of the Closing Date.

      5.3 Conditions to Obligations of the Seller. The obligation of the Seller to consummate the transactions contemplated by this Agreement to be consummated at the Closing is subject to the satisfaction of the following additional conditions:

      (a) the representations and warranties of the Buyer set forth in the first sentence of Section 3.1 and in Section 3.2 and any representations and warranties of the Buyer set forth in this Agreement that are qualified as to materiality shall be true and correct in all respects, and all other representations and warranties of the Buyer set forth in this Agreement shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Closing as though made as of the Closing, except to the extent such representations and warranties are specifically made as of a particular date (in which case such representations and warranties shall be true and correct as of such date);

      (b) the Buyer shall have performed or complied with in all material respects its agreements and covenants required to be performed or complied with under this Agreement as of or prior to the Closing;

      (c) no Legal Proceeding shall be pending or threatened wherein an unfavorable judgment, order, decree, stipulation or injunction would (i) prevent consummation of the transactions contemplated by this Agreement or (ii) cause the transactions contemplated by this Agreement to be rescinded following consummation, and no such judgment, order, decree, stipulation or injunction shall be in effect;

      (d) the Buyer shall have delivered to the Seller the Buyer Certificate;

      (e) the Seller shall have received from counsel to the Buyer an opinion in substantially the form attached hereto as Exhibit E, addressed to the Seller and dated as of the Closing Date;

      (f) the Seller shall have received such other certificates and instruments (including certificates of good standing of the Buyer in its jurisdiction of organization, certificates as to the incumbency of officers and the adoption of authorizing resolutions) as it shall reasonably request in connection with the Closing;

      (g) Suresh Pillai shall have received a fully executed employment agreement from the Buyer;

      (h) Buyer shall have entered into a mutually agreeable Service and Support Agreement with OSS Corporation (the "OSS Agreement").

                           6. POST-CLOSING COVENANTS

      6.1 Proprietary Information. From and after the Closing, the Seller shall not disclose or make use of (except to pursue its rights, under this Agreement or the Ancillary Agreements), and shall use its best efforts to cause all of its Affiliates not to disclose or make use of, any knowledge, information or documents of a confidential nature or not generally known to the public with respect to Acquired Assets, the Seller's business or the Buyer or its business (including the financial information, technical information or data relating to the Seller's products and names of customers of the Seller), as well as filings and testimony (if any) presented in the course of any arbitration of a Dispute pursuant to Section 7.3 and the arbitral award and the Arbitrator's reasons therefor relating to the same), except to the extent that such knowledge, information or documents shall have become public knowledge other than through improper disclosure by the Seller or an Affiliate. The Seller shall enforce, for the benefit of the Buyer, all confidentiality, invention assignments and similar agreements between the Seller and any other party relating to the Acquired Assets or the business of the Seller which are not Assigned Contracts.

      6.2 Solicitation and Hiring. For a period of 3 years after the Closing Date, the Seller shall not, either directly or indirectly (including through an Affiliate), (a) solicit or attempt to induce any Restricted Employee to terminate his employment with the Buyer or any Subsidiary of the Buyer or (b) hire or attempt to hire any Restricted Employee; provided, that this clause (b) shall not apply to any individual whose employment with the Buyer or a
Subsidiary of the Buyer has been terminated for a period of six months or longer. The Seller shall enforce, for the benefit of the Buyer, all confidentiality, non-solicitation and non-hiring assignments and similar agreements between the Seller and any other party which are not Assigned Contracts.

      6.3 Non-Competition.

            (a) For a period of 3 years after the Closing Date, the Seller shall not, either directly or indirectly as a stockholder, investor, partner, consultant or otherwise, (i) design, develop, manufacture, market, sell or license any product or provide any service anywhere in the world which is competitive with any product designed, developed (or under development), manufactured, sold or licensed or any service provided by the Seller within the three-year period prior to the Closing Date or (ii) engage anywhere in the world in any business competitive with the business of the Seller as conducted as of the Closing Date or during the three-year period prior to the Closing Date. The Seller shall enforce, for the benefit of the Buyer, all non-competition and similar agreements between the Seller and any other party which are not Assigned Contracts.

            (b) The Seller agrees that the duration and geographic scope of the non-competition provision set forth in this Section 6.3 are reasonable. In the event that any court determines that the duration or the geographic scope, or both, are unreasonable and that such provision is to that extent unenforceable, the Parties agree that the provision shall remain in full force and effect for the greatest time period and in the greatest area that would not render it unenforceable. The Parties intend that this non-competition provision shall be deemed to be a series of separate covenants, one for each and every county of each and every state of the United States of America and each and every political subdivision of each and every country outside the United States of America where this provision is intended to be effective.

            (c) The Seller shall, and shall use its best efforts to cause its Affiliates to, refer all inquiries regarding the business, products and services of the Seller to the Buyer.

      6.4 Tax Matters.

            (a) Any agreement between the Seller and any of the Subsidiaries regarding allocation or payment of Taxes or amounts in lieu of Taxes will be terminated at and as of the Closing.

            (b) All transfer taxes, deed excise stamps and similar charges related to the sale of the Acquired Assets contemplated by this Agreement shall be paid by the Seller.

      6.5 Sharing of Data.

            (a) The Seller shall have the right for a period of seven years following the Closing Date to have reasonable access to such books, records and accounts, including financial and tax information, correspondence, production records, employment records and other records that are transferred to the Buyer pursuant to the terms of this Agreement for the limited purposes of concluding its involvement in the business conducted by the Seller prior to the Closing Date and for complying with its obligations under applicable securities, tax, environmental, employment or other laws and regulations. The Buyer shall have the right for a period of seven years following the Closing Date to have reasonable access to those books, records and accounts, including financial and accounting records (including the work papers of the Seller's independent accountants), tax records, correspondence, production records, employment records and other records that are retained by the Seller pursuant to the terms of this Agreement to the extent that any of the foregoing is needed by the Buyer for the purpose of conducting the business of the Seller after the Closing and complying with its obligations under applicable securities, tax, environmental, employment or other laws and regulations. Neither the Buyer nor the Seller shall destroy any such books, records or accounts retained by it without first providing the other Party with the opportunity to obtain or copy such books, records, or accounts at such other Party's expense.

            (b) Promptly upon request by the Buyer made at any time following the Closing Date, the Seller shall authorize the release to the Buyer of all files pertaining to the Seller, the Acquired Assets or the business or operations of the Seller or the Subsidiaries held by any federal, state, county or local authorities, agencies or instrumentalities.

      6.6 Use of Name. The Seller shall not use, and shall not permit any Affiliate to use, the name "Abundance Networks" or any name reasonably similar thereto after the Closing Date in connection with any business related to, competitive with, or an outgrowth of, the business conducted by the Seller on the date of this Agreement. Within 10 days following the Closing, the Seller shall amend its Certificate of Formation and other corporate records, if necessary, to comply with this provision.

      6.7 Cooperation in Litigation. From and after the Closing Date, each Party shall fully cooperate with the other in the defense or prosecution of any litigation or proceeding already instituted or which may be instituted hereafter against or by such other Party relating to or arising out of the conduct of the business of the Seller or the Buyer prior to or after the Closing Date (other than litigation among the Parties and/or their Affiliates arising out the transactions contemplated by this Agreement). The Party requesting such cooperation shall pay the reasonable out-of-pocket expenses incurred in providing such cooperation (including legal fees and disbursements) by the Party providing such cooperation and by its officers, directors, employees and agents, but shall not be responsible for reimbursing such Party or its officers, directors, employees and agents, for their time spent in such cooperation.

      6.8 Collection of Accounts Receivable. The Seller agrees that it shall forward promptly to the Buyer any monies, checks or instruments received by the Seller after the Closing Date with respect to the accounts receivable purchased by the Buyer from the Seller pursuant to this Agreement. The Seller shall provide to the Buyer such reasonable assistance as the Buyer may request with respect to the collection of any such accounts receivable, provided the Buyer pays the reasonable out-of-pocket expenses of the Seller and its officers, directors and employees incurred in providing such assistance. The Seller hereby grants to the Buyer a power of attorney to endorse and cash any checks or instruments payable or endorsed to the Seller or its order which are received by the Buyer and which relate to accounts receivable purchased by the Buyer from the Seller.

      6.9 Employees and Consultants. Effective as of the Closing, the Seller shall terminate the employment/services of each of its employees/consultants listed in Section 2.20 of the Disclosure Schedule. The Buyer shall offer employment to each such employee and a consulting agreement with each such consultant, each terminable at the will of the Buyer. The Seller hereby consents to the hiring of any such employees/consultants by the Buyer and waives, with respect to the employment/engagement by the Buyer of such employees/consultants, any claims or rights the Seller may have against the Buyer or any such employee/consultant under any non-competition, confidentiality, employment or consulting agreement.

      6.10 Maintenance of Corporate Existence. The Seller shall maintain its corporate existence for a period of two years following the Closing Date.

      6.11 Registration of Shares Issued.

            (a) Buyer shall use its reasonable commercial efforts to cause the shares of Common Stock issued pursuant to section 1.3, including without limitation the True-Up Shares (the "Registrable Securities") to be registered under the Securities Act so as to permit the resale thereof, and in connection therewith shall use its commercially reasonable efforts to prepare and file a registration statement (the "Registration Statement") with the SEC with respect to the Registrable Securities as soon as practicable after the date hereof, but no later than ninety (90) days after the Closing, and shall use its reasonable commercial efforts to cause the Registration Statement to become effective as soon as possible after the Closing; provided, however, that each holder of Registrable Securities ("Holder") shall provide all such information and materials to Buyer and take all such action as may be required in order to permit Buyer to comply with all applicable requirements of the SEC and to obtain any desired acceleration of the effective date of such Registration Statement. Such provision of information and materials is a condition precedent to the obligations of Buyer pursuant to this Section 6.11. Buyer shall not be required to effect more than one (1) registration under this Section 6.11. The offering made pursuant to such registration shall not be underwritten.

            (b) Buyer shall: (i) prepare and file with the SEC the Registration Statement in accordance with Section 6.11(a) with respect to the shares of Registrable Securities and shall use all commercially reasonable efforts to cause the Registration Statement to remain effective for a period ending on the first to occur of (A) the date all of the shares registered thereunder may be sold under Rule 144 in one three-month period (assuming compliance by the Holders with the provisions thereof) or (B) the date on which the registration statement covering the securities sold in the Financing ceases to be effective, subject to Section 6.11(a); (ii) prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary, and comply with the provisions of the Securities Act with respect to the sale or other disposition of all securities proposed to be registered in the Registration Statement until the termination of effectiveness of the Registration Statement; and (iii) for so long as Buyer is required to cause the Registration Statement to remain effective, furnish to each Holder such number of copies of any prospectus (including any preliminary prospectus and any amended or supplemented prospectus) as required by the Securities Act, and such other documents as each Holder may reasonably request in order to effect the offering and sale of the shares of Registrable Securities to be offered and sold.

            (c) Notwithstanding any other provision of this Section 6.11, Buyer shall have the right at any time to require that all Holders suspend open market offers and sales of Registrable Securities whenever, and for so long as, in the reasonable, good-faith judgment of Buyer after consultation with counsel, there is in existence material undisclosed information or events with respect to Buyer (the "Suspension Right"). In the event Buyer exercises the Suspension Right, such suspension will continue for the period of time reasonably necessary for disclosure to occur at a time that is not materially detrimental to Buyer or until such time as the information or event is no longer material, each as reasonably determined in good faith by Buyer after consultation with counsel. Buyer will promptly give the Members notice, in a writing signed by an executive officer of Buyer, of any such suspension (the "Suspension Notice"). Buyer agrees to notify the Members promptly upon termination of the suspension (the "Resumption Notice"). Upon receipt of either a Suspension Notice or Resumption Notice, the Purchaser Representative (as defined in Section 7.2(l)) shall immediately notify each Holder concerning the status of the Registration Statement. The period during which Buyer is required to cause the Registration Statement to remain effective shall be extended by a period equal in length to any and all periods during which open market offers and sales of Registrable Securities are suspended pursuant to exercise of the Suspension Right.

            (d) Buyer shall pay all of the out-of-pocket expenses, other than underwriting discounts and commissions, incurred in connection with any registration of Registrable Securities pursuant to this Section 6.11, including without limitation all registration and filing fees, printing expenses, transfer agents' and registrars' fees, the fees and disbursements of Buyer's outside counsel and independent accountants, and the reasonable fees and disbursements of a single U.S. counsel for the Holders and, as appropriate, any non-U.S. counsel.

            (e) To the fullest extent permitted by law, Buyer will indemnify, defend, protect and hold harmless each selling Holder, each underwriter of Registrable Securities being sold pursuant to this Section 6.11, each person, if any, who controls any such Holder or underwriter within the meaning of the Securities Act or the Exchange Act and their respective affiliates, officers, directors, partners, successors and assigns (each a "Holder Indemnitee"), against all actions, claims, losses, damages, liabilities and expenses to which they or any of them become subject under the Securities Act, the Exchange Act or under any other statute or at common law or otherwise and, except as hereinafter provided, will promptly reimburse each Holder Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such actions, claims, losses, damages, liabilities and expenses arise out of or are based upon any untrue statement or alleged untrue statement of material fact in any registration statement and any prospectus filed pursuant to Section 6.11 or any post-effective amendment thereto or arise out of or are based upon any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading or any violation by Buyer of any rule or regulation promulgated under the Securities Act, the Exchange Act or any statute, regulation or law applicable to Buyer and relating to action or inaction required of Buyer in connection with such registration; provided, however, that Buyer shall not be liable to any such Holder Indemnitee in respect of any actions, claims, losses, damages, liabilities and expenses resulting from any untrue statement or alleged untrue statement, or omission or alleged omission made in reliance upon and in conformity with information furnished in writing to Buyer by such Holder Indemnitee or any of such Holder Affiliate specifically for use in connection with such registration statement and prospectus or post-effective amendment.

            (f) To the fullest extent permitted by law, each selling Holder of Registrable Securities will indemnify Buyer, each person, if any, who controls Buyer within the meaning of the Securities Act or the Exchange Act, each underwriter of Registrable Securities and their respective affiliates, officers, directors, partners, successors and assigns (each a "Buyer Indemnitee") against any actions, claims, losses, damages, liabilities and expenses to which they or any of them may become subject under the Securities Act, the Exchange Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will promptly reimburse each Buyer Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending any actions, whether or not resulting in any liability, insofar as such actions, claims, losses, damages, liabilities and expenses arise out of or are based upon any untrue statement or alleged untrue statement of a material fact in any registration statement and any prospectus filed pursuant to Section
6.11 or any post-effective amendment thereto, or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, which untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing to the Buyer by such Holder or underwriter specifically for use in connection with such registration statement, prospectus or post-effective amendment; provided, however, that the obligations of each such selling Holder hereunder shall be limited to an amount equal to the proceeds to such Holder from the sale of such Holder's Registrable Securities hereunder.

            (g) Each person entitled to indemnification under this Section 6.11 (an "Indemnified Person") shall give notice to the party required to provide indemnification (the "Indemnifying Person") promptly after such Indemnified Person has actual knowledge of any claim as to which indemnity may be sought and shall permit the Indemnifying Person to assume the defense of any such claim and any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Person who conducts the defense of such claim or any litigation resulting therefrom shall be approved by the Indemnified Person (whose approval shall not unreasonably be withheld), and the Indemnified Person may participate in such defense at such party's expense (unless the Indemnified Person has reasonably concluded that there may be a conflict of interest between the Indemnifying Person and the Indemnified Person in such action, in which case the fees and expenses of counsel for the Indemnified Person shall be at the expense of the Indemnifying Person); and provided, further, that the failure of any Indemnified Person to give notice as provided herein shall not relieve the Indemnifying Person of its obligations under this Section 6.11 except to the extent that the Indemnifying Person is materially prejudiced thereby. No Indemnifying Person, in the defense of any such claim or litigation, shall (except with the consent of each Indemnified Person) consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Person of a release from all liability in respect to such claim or litigation. Each Indemnified Person shall furnish such information regarding itself or the claim in question as an Indemnifying Person may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

            (h) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which Buyer or any Holder makes a claim for indemnification pursuant to this Section 6.11 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this Section 6.11 provides for indemnification in such case, then Buyer and such Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of Buyer on the one hand and the Holder on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations or, if the allocation provided herein is not permitted by applicable law, in such proportion as shall be permitted by applicable law and reflect as nearly as possible the allocation provided herein. The relative fault of the Buyer on the one hand and of the Holder on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by Buyer on the one hand or by the Holder on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that in any such case (i) no Holder will be required to contribute any amount in excess of the proceeds received by such Holder from the sale of Registrable Securities pursuant to the Registration Statement; and (ii) no person or entity guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.



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

      6.12  Following  the  Closing  until the earlier of (i) March 31, 2007 and
(ii) such time as the Abundance Business Unit ("ABU") within the Operating Sub materially deviates from the mutually agreed upon Abundance operating plan, as mutually revised and updated from time to time, (the "Abundance Operating Plan"), other than as the result of actions taken by, or reasonably related to actions taken by, Buyer, the ABU shall be operated as a separate, semi-autonomous business unit of Buyer. Without limiting the foregoing, for so long as the ABU has not materially deviated from the Abundance Operating Plan, other than as the result of actions taken by, or reasonably related to actions taken by, Buyer, the Seller's current management shall be permitted to operate the ABU substantially in accordance with the Abundance Operating Plan.

                               7. INDEMNIFICATION

      7.1 Indemnification by the Seller. The Seller shall indemnify the Buyer in respect of, and hold the Buyer harmless against, Damages incurred or suffered by the Buyer or any Affiliate thereof resulting from, relating to or constituting:

            (a) any breach, as of the date of this Agreement or as of the Closing Date, of any representation or warranty of the Seller contained in this Agreement, any Ancillary Agreement or any other agreement or instrument furnished by the Seller to the Buyer pursuant to this Agreement;

            (b) any failure to perform any covenant or agreement of the Seller contained in this Agreement, any Ancillary Agreement or any agreement or instrument furnished by the Seller to the Buyer pursuant to this Agreement;

            (c) any Retained Liabilities;

            (d) any Excluded Assets; or

            (e) the failure of the Buyer and the Seller, in connection with the sale of the Purchased Assets by the Sellers to the Buyer pursuant to this Agreement, to comply with, and obtain for the Buyer the benefits afforded by compliance with, any applicable bulk transfers laws.

      7.2 Indemnification by the Buyer. The Buyer shall indemnify the Seller in respect of, and hold it harmless against, any and all Damages incurred or suffered by the Seller resulting from, relating to or constituting:

            (a) any breach, as of the date of this Agreement or as of the Closing Date, of any representation or warranty of the Buyer contained in this Agreement, any Ancillary Agreement or any other agreement or instrument furnished by the Buyer to the Seller pursuant to this Agreement;

            (b) any failure to perform any covenant or agreement of the Buyer contained in this Agreement, any Ancillary Agreement or any other agreement or instrument furnished by the Buyer to the Seller pursuant to this Agreement; or

            (c) any Assumed Liabilities.

      7.3 Indemnification Claims.

            (a) An Indemnified Party shall give written notification to the Indemnifying Party of the commencement of any Third Party Action. Such notification shall be given within 20 days after receipt by the Indemnified Party of notice of such Third Party Action, and shall describe in reasonable detail (to the extent known by the Indemnified Party) the facts constituting the basis for such Third Party Action and the amount of the claimed damages; provided, however, that no delay or failure on the part of the Indemnified Party in so notifying the Indemnifying Party shall relieve the Indemnifying Party of any liability or obligation hereunder except to the extent of any damage or liability caused by or arising out of such failure. Within 20 days after delivery of such notification, the Indemnifying Party may, upon written notice thereof to the Indemnified Party, assume control of the defense of such Third Party Action with counsel reasonably satisfactory to the Indemnified Party; provided that (i) the Indemnifying Party may only assume control of such defense if (A) it acknowledges in writing to the Indemnified Party that any damages, fines, costs or other liabilities that may be assessed against the Indemnified Party in connection with such Third Party Action constitute Damages for which the Indemnified Party shall be indemnified pursuant to this Article 7 and (B) the ad damnum is less than or equal to the amount of Damages for which the Indemnifying Party is liable under this Article 7 and (ii) the Indemnifying Party may not assume control of the defense of Third Party Action involving criminal liability or in which equitable relief is sought against the Indemnified Party. If the Indemnifying Party does not, or is not permitted under the terms hereof to, so assume control of the defense of a Third Party Action, the Indemnified Party shall control such defense. The Non-controlling Party may participate in such defense at its own expense. The Controlling Party shall keep the Non-controlling Party advised of the status of such Third Party Action and the defense thereof and shall consider in good faith recommendations made by the Non-controlling Party with respect thereto. The Non-controlling Party shall furnish the Controlling Party with such information as it may have with respect to such Third Party Action (including copies of any summons, complaint or other pleading which may have been served on such party and any written claim, demand, invoice, billing or other document evidencing or asserting the same) and shall otherwise cooperate with and assist the Controlling Party in the defense of such Third Party Action. The fees and expenses of counsel to the Indemnified Party with respect to a Third Party Action shall be considered Damages for purposes of this Agreement if (i) the Indemnified Party controls the defense of such Third Party Action pursuant to the terms of this Section 7.3(a) or (ii) the Indemnifying Party assumes control of such defense and the Indemnified Party reasonably concludes that the Indemnifying Party and the Indemnified Party have conflicting interests or different defenses available with respect to such Third Party Action. The Indemnifying Party shall not agree to any settlement of, or the entry of any judgment arising from, any Third Party Action without the prior written consent of the Indemnified Party, which shall not be unreasonably withheld, conditioned or delayed; provided that the consent of the Indemnified Party shall not be required if the Indemnifying Party agrees in writing to pay any amounts payable pursuant to such settlement or judgment and such settlement or judgment includes a complete release of the Indemnified Party from further liability and has no other adverse effect on the Indemnified Party. The Indemnified Party shall not agree to any settlement of, or the entry of any judgment arising from, any such Third Party Action without the prior written consent of the Indemnifying Party, which shall not be unreasonably withheld, conditioned or delayed.

            (b) In order to seek indemnification under this Article 7, an Indemnified Party shall deliver a Claim Notice to the Indemnifying Party. If the Indemnified Party is the Buyer and is seeking to enforce such claim pursuant to the Escrow Agreement, the Indemnifying Party shall deliver a copy of the Claim Notice to the Escrow Agent.

            (c) Within 20 days after delivery of a Claim Notice, the Indemnifying Party shall deliver to the Indemnified Party a Response, in which the Indemnifying Party shall: (i) agree that the Indemnified Party is entitled to receive all of the Claimed Amount (in which case the Response shall be accompanied by a payment by the Indemnifying Party to the Indemnified Party of the Claimed Amount, by check or by wire transfer; provided that if the Indemnified Party is the Buyer and is seeking to enforce such claim pursuant to the Escrow Agreement, the Indemnifying Party and the Indemnified Party shall deliver to the Escrow Agent, within three days following the delivery of the Response, a written notice executed by both parties instructing the Escrow Agent to disburse the Claimed Amount to the Buyer), (ii) agree that the Indemnified Party is entitled to receive the Agreed Amount (in which case the Response shall be accompanied by a payment by the Indemnifying Party to the Indemnified Party of the Agreed Amount, by check or by wire transfer; provided that if the Indemnified Party is the Buyer and is seeking to enforce such claim pursuant to the Escrow Agreement, the Indemnifying Party and the Indemnified Party shall deliver to the Escrow Agent, within three days following the delivery of the Response, a written notice executed by both parties instructing the Escrow Agent to disburse the Claimed Amount to the Buyer), or (iii) dispute that the Indemnified Party is entitled to receive any of the Claimed Amount. The Buyer shall be compensated for its Damages pursuant to this Agreement in accordance with Section 7.5 hereof.

            (d) During the 30-day period following the delivery of a Response that reflects a Dispute, the Indemnifying Party and the Indemnified Party shall use good faith efforts to resolve the Dispute. If the Dispute is not resolved within such 30-day period, the Indemnifying Party and the Indemnified Party shall discuss in good faith the submission of the Dispute to binding arbitration, and if the Indemnifying Party and the Indemnified Party agree in writing to submit the Dispute to such arbitration, then the provisions of
Section 7.3(e) shall become effective with respect to such Dispute. The provisions of this Section 7.3(d) shall not obligate the Indemnifying Party and the Indemnified Party to submit to arbitration or any other alternative dispute resolution procedure with respect to any Dispute, and in the absence of an agreement by the Indemnifying Party and the Indemnified Party to arbitrate any Dispute, such Dispute shall be resolved in a state or federal court sitting in the State of California, in accordance with Section 10.12. If the Indemnified Party is the Buyer and is seeking to enforce the claim that is the subject of the Dispute pursuant to the Escrow Agreement, the Indemnifying Party and the Indemnified Party shall deliver to the Escrow Agent, promptly following the resolution of the Dispute (whether by mutual agreement, arbitration, judicial decision or otherwise), a written notice executed by both parties instructing the Escrow Agent as to what (if any) portion of the Indemnification Shares shall be disbursed to the Buyer and/or the Seller (which notice shall be consistent with the terms of the resolution of the Dispute).

            (e) If, as set forth in Section 7.3(d), the Indemnified Party and the Indemnifying Party agree to submit any Dispute to binding arbitration, the arbitration shall be conducted by a single arbitrator (the "Arbitrator") in accordance with the Commercial Rules in effect from time to time and the following provisions.

                  (i) In the event of any conflict between the Commercial Rules in effect from time to time and the provisions of this Agreement, the provisions of this Agreement shall prevail and be controlling.

                  (ii) The parties shall commence the arbitration by jointly filing a written submission with the California office of the AAA in accordance with Commercial Rule 5 (or any successor provision).

                  (iii) No depositions or other discovery shall be conducted in connection with the arbitration.

                  (iv) Not later than 30 days after the conclusion of the arbitration hearing, the Arbitrator shall prepare and distribute to the parties a writing setting forth the arbitral award and the Arbitrator's reasons therefor. Any award rendered by the Arbitrator shall be final, conclusive and binding upon the parties, and judgment thereon may be entered and enforced in any court of competent jurisdiction (subject to Section 10.12), provided that the Arbitrator shall have no power or authority to grant injunctive relief, specific performance or other equitable relief.

                  (v) The Arbitrator shall have no power or authority, under the Commercial Rules or otherwise, to (x) modify or disregard any provision of this Agreement, including the provisions of this Section 7.3(e), or (y) address or resolve any issue not submitted by the parties.

                  (vi) In connection with any arbitration proceeding pursuant to this Agreement, each party shall bear its own costs and expenses, except that the fees and costs of the AAA and the Arbitrator, the costs and expenses of obtaining the facility where the arbitration hearing is held, and such other costs and expenses as the Arbitrator may determine to be directly related to the conduct of the arbitration and appropriately borne jointly by the parties (which shall not include any party's attorneys' fees or costs, witness fees (if any), costs of investigation and similar expenses) shall be shared equally by the Indemnified Party and the Indemnifying Party.

            (f) Notwithstanding the other provisions of this Section 7.3, if a third party asserts (other than by means of a lawsuit) that an Indemnified Party is liable to such third party for a monetary or other obligation which may constitute or result in Damages for which such Indemnified Party may be entitled to indemnification pursuant to this Article 7, and such Indemnified Party reasonably determines that it has a valid business reason to fulfill such obligation, then (i) such Indemnified Party shall be entitled to satisfy such obligation, without prior notice to or consent from the Indemnifying Party, (ii) such Indemnified Party may subsequently make a claim for indemnification in accordance with the provisions of this Article 7, and (iii) such Indemnified Party shall be reimbursed, in accordance with the provisions of this Article 7, for any such Damages for which it is entitled to indemnification pursuant to this Article 7 (subject to the right of the Indemnifying Party to dispute the Indemnified Party's entitlement to indemnification, or the amount for which it is entitled to indemnification, under the terms of this Article 7).

      7.4 Survival of Representations and Warranties. All representations and warranties that are covered by the indemnification agreements in Section 7.1(a) and Section 7.2(a) shall (a) survive the Closing and (b) shall expire on the date twelve months following the Closing Date. If an Indemnified Party delivers to an Indemnifying Party, before expiration of a representation or warranty, either a Claim Notice based upon a breach of such representation or warranty, or an Expected Claim Notice based upon a breach of such representation or warranty, then the applicable representation or warranty shall survive until, but only for purposes of, the resolution of the matter covered by such notice. If the legal proceeding or written claim with respect to which an Expected Claim Notice has been given is definitively withdrawn or resolved in favor of the Indemnified Party, the Indemnified Party shall promptly so notify the Indemnifying Party; and if the Indemnified Party has delivered a copy of the Claim Notice to the Escrow Agent and Indemnification Shares have been retained in escrow, the Indemnifying Party and the Indemnified Party shall promptly deliver to the Escrow Agent a written notice executed by both parties instructing the Escrow Agent to disburse such retained Indemnification Shares to Seller in accordance with the terms of the Escrow Agreement. The rights to indemnification set forth in this Article 7 shall not be affected by (i) any investigation conducted by or on behalf of an Indemnified Party or any knowledge acquired (or capable of being acquired) by an Indemnified Party, whether before or after the date of this Agreement or the Closing Date (including through supplements to the Disclosure Schedule permitted by Section 4.6, except to the extent specifically provided in
Section 4.6), with respect to the inaccuracy or noncompliance with any representation, warranty, covenant or obligation which is the subject of indemnification hereunder or (ii) any waiver by an Indemnified Party of any closing condition relating to the accuracy of any representations and warranties or the performance of or compliance with agreements and covenants.

      7.5 Limitations.

            (a) Notwithstanding anything to the contrary herein, (i) any liability of the Seller for Damages under this Article 7 shall be satisfied solely from the Indemnification Shares, for which purpose such shares shall be valued at the greater of (A) the original issue price thereof, and (B) the Average Closing Price thereof on the date on which such shares are released from the Indemnification Escrow, and (ii) the Seller shall not be liable under this Agreement unless and until the aggregate Damages for which it would otherwise be liable under this Agreement exceed $50,000 (at which point the Seller shall become liable for the aggregate Damages under this Agreement, and not just amounts in excess of $50,000.

            (b) Notwithstanding anything to the contrary herein, (i) the aggregate liability of the Buyer for Damages under this Article 7 shall not exceed the value of the Indemnification Shares, and (ii) the Buyer shall not be liable under this Agreement unless and until the aggregate Damages for which it would otherwise be liable under this Agreement exceed $50,000 (at which point the Buyer shall become liable for the aggregate Damages under this Agreement and not just amounts in excess of $50,000).

            (c) Except with respect to claims based on fraud, after the Closing, the rights of the Indemnified Parties under this Article 7 shall be the exclusive remedy of the Indemnified Parties with respect to claims resulting from or relating to any misrepresentation, breach of warranty or failure to perform any covenant or agreement contained in this Agreement.

      7.6 Treatment of Indemnity Payments. Any payments made to an Indemnified Party pursuant to this Article 7, or pursuant to the Escrow Agreement, shall be treated as an adjustment to the Purchase Price for tax purposes.


                                 8. TERMINATION

      8.1 Termination of Agreement. The Parties may terminate this Agreement prior to the Closing (whether before or after Requisite Member Approval), as provided below:

            (a) the Parties may terminate this Agreement by mutual written consent;

            (b) the Buyer may terminate this Agreement by giving written notice to the Seller in the event the Seller is in breach of any representation, warranty or covenant contained in this Agreement, and such breach (i) individually or in combination with any other such breach, would cause the conditions set forth in clauses (b) or (c) of Section 5.2 not to be satisfied and (ii) is not cured within 20 days following delivery by the Buyer to the Seller of written notice of such breach;

            (c) the Seller may terminate this Agreement by giving written notice to the Buyer in the event the Buyer is in breach of any representation, warranty or covenant contained in this Agreement, and such breach (i) individually or in combination with any other such breach, would cause the conditions set forth in clauses (a) or (b) of Section 5.3 not to be satisfied and (ii) is not cured within 20 days following delivery by the Seller to the Buyer of written notice of such breach;

            (d) either Party may terminate this Agreement by giving written notice to the other Party at any time after the members of the Seller have voted on whether to approve the sale of the Acquired Assets contemplated by this Agreement in the event such matter failed to receive the Requisite Member Approval;

            (e) the Buyer may terminate this Agreement by giving written notice to the Seller if the Closing shall not have occurred on or before February 28, 2006 by reason of the failure of any condition precedent under Section 5.1 or
5.2 (unless the failure results primarily from a breach by the Buyer of any representation, warranty or covenant contained in this Agreement); or

            (f) the Seller may terminate this Agreement by giving written notice to the Buyer if the Closing shall not have occurred on or before February 28, 2006 by reason of the failure of any condition precedent under Section 5.1 or
5.3 (unless the failure results primarily from a breach by the Seller of any representation, warranty or covenant contained in this Agreement).

      8.2 Effect of Termination. If either Party terminates this Agreement pursuant to Section 8.1, all obligations of the Parties hereunder shall terminate without any liability of either Party to the other Party (except for any liability of a Party for willful breaches of this Agreement).

                                 9. DEFINITIONS

            For purposes of this Agreement, each of the following terms shall have the meaning set forth below.

            "AAA" shall mean the American Arbitration Association.

            "Acquired Assets" shall mean all of the assets, properties and rights of the Seller existing as of the Closing, including:

            (a) all cash, short-term investments, deposits, bank accounts and other similar assets;

            (b) all trade and other accounts receivable and notes and loans receivable that are payable to the Seller, and all rights to unbilled amounts for products delivered or services provided, together with any security held by the Seller for the payment thereof;

            (c) all inventories of raw materials, work in process, finished goods, supplies, packaging materials, spare parts and similar items, wherever located, including consignment inventory and inventory held on order or in transit;

            (d)  all  computers,   machinery,   equipment,  tools  and  tooling,
furniture, fixtures, supplies, leasehold improvements, motor vehicles and other tangible personal property;

            (e)  all  real  property,   leaseholds  and  subleaseholds  in  real
property, and easements, rights-of-way and other appurtenants thereto;

            (f) all Intellectual Property;

            (g) all rights under Assigned Contracts;

            (h) all securities owned by the Seller, including all capital stock held by the Seller in any Subsidiary;

            (i) all claims, prepayments, deposits, refunds, causes of action, chooses in action, rights of recovery, rights of setoff and rights of recoupment;

            (j) all Permits;

            (k)  all  books,  records,  accounts,   ledgers,  files,  documents,
correspondence, lists (including customer and prospect lists), employment records, manufacturing and procedural manuals, Intellectual Property records, sales and promotional materials, studies, reports and other printed or written materials; and

            (l) all insurance policies of the Seller, as well as all proceeds which may be payable thereunder.

            "Adjusted EBITDA" shall mean the earnings generated from the Revenue before interest, taxes, depreciation and amortization (each calculated in accordance with generally accepted accounting principals) and excluding the following: (i) corporate overhead or other administrative charges imposed on the Seller and the Operating Sub; (ii) any extraordinary charges as defined in GAAP;
(iii) any expenses incurred by the Seller and the Operating Sub in connection with the consummation of the Acquisition; (iv) any administrative overhead expenses not approved in writing by the Seller or the Operating Sub. In addition, any amounts paid by Buyer in satisfaction of the $608,000 of Assumed Liabilities, including any interest or other fees paid thereon, shall be deducted from the calculation of Adjusted EBITDA.

            "Affiliate" shall mean any affiliate, as defined in Rule 12b-2 under the Securities Exchange Act of 1934.

            "Agreed Amount" shall mean part, but not all, of the Claimed Amount.

            "Ancillary Agreements" shall mean the bill of sale and other instruments of conveyance referred to in Section 1.5(b)(iii), and the instrument of assumption and other instruments referred to in Section 1.5(b)(iv).

            "Arbitrator" shall have the meaning set forth in Section 7.3(e).

            "Assigned  Contracts"  shall  mean  any  contracts,   agreements  or
instruments to which the Seller is a party, including any agreements or instruments securing any amounts owed to the Seller, any leases or subleases of real property, any employment contracts and any licenses or sublicenses relating to Intellectual Property.

            "Assumed Liabilities" shall mean all of the following liabilities of the Seller:

            (a)  $608,000  of bank  debt of  Abundance  India  (any bank debt of
Abundance   India  in  excess  of  $608,000  shall  be  deemed  to  be  Retained
Liabilities); and

            (b) all obligations of the Seller arising after the Closing under the Assigned Contracts.

            "Average Closing Price" shall mean the average of the closing prices of the Buyer's Common Stock as reported on the Over The Counter Bulletin Board during the twenty consecutive trading days ending one day prior to the relevant date with respect to which such average is relevant in accordance with the terms hereof.

            "Buyer" shall have the meaning set forth in the first paragraph of this Agreement.

            "Buyer Certificate" shall mean a certificate to the effect that each of the conditions specified in clauses (a) through (c) (insofar as clause (c) relates to Legal Proceedings involving the Buyer) of Section 5.3 is satisfied in all respects.

            "Buyer Material Adverse Effect" shall mean any material adverse change, event, circumstance or development with respect to, or material adverse effect on, the business, assets, liabilities, capitalization, prospects, condition (financial or other), or results of operations of the Buyer and its Subsidiaries, taken as a whole. For the avoidance of doubt, the parties agree that the terms "material", "materially" or "materiality" as used in this Agreement with an initial lower case "m" shall have their respective customary and ordinary meanings, without regard to the meaning ascribed to Buyer Material Adverse Effect.

            "CERCLA"   shall  mean  the  federal   Comprehensive   Environmental
Response, Compensation and Liability Act of 1980, as amended.

            "Claimed Amount" shall mean the amount of any Damages incurred or reasonably expected to be incurred by the Indemnified Party.

            "Claim Notice" shall mean written notification which contains (i) a description of the Damages incurred or reasonably expected to be incurred by the Indemnified Party and the Claimed Amount of such Damages, to the extent then known, (ii) a statement that the Indemnified Party is entitled to indemnification under Article 7 for such Damages and a reasonable explanation of the basis therefor, and (iii) a demand for payment in the amount of such Damages.

            "Closing" shall mean the closing of the transactions contemplated by this Agreement.

            "Closing Date" shall mean the date two business days after the satisfaction or waiver of all of the conditions to the obligations of the Parties to consummate the transactions contemplated hereby (excluding the delivery at the Closing of any of the documents set forth in Article 5), or such other date as may be mutually agreeable to the Parties.

            "Code" shall mean the Internal Revenue Code of 1986, as amended.

            "Commercial Rules" shall mean the Commercial Arbitration Rules of the AAA.

            "Common Stock" shall mean unregistered shares of the common stock, $0.001 par value per share, of the Buyer.

            "Confidential Information" shall mean any confidential or proprietary information of the Seller or any Subsidiary that is furnished in writing to the Buyer by the Seller or any Subsidiary in connection with this Agreement and is labeled confidential or proprietary; provided, however, that it shall not include any information (A) which, at the time of disclosure, is available publicly, (B) which, after disclosure, becomes available publicly through no fault of the Buyer, (C) which the Buyer knew or to which the Buyer had access prior to disclosure or (D) which the Buyer rightfully obtains from a source other than the Seller or a Subsidiary.

            "Controlling Party" shall mean the party controlling the defense of any Third Party Action.

            "Customer Deliverables" shall mean (a) the products that the Seller or any Subsidiary (i) currently manufactures, markets, sells or licenses, or
(ii) has manufactured, marketed, sold or licensed within the previous three years and (b) the services that the Seller or any Subsidiary (i) currently provides, or (ii) has provided within the previous three years.

            "Damages"  shall  mean  any and all  debts,  obligations  and  other liabilities (whether absolute, accrued, contingent, fixed or otherwise, or whether known or unknown, or due or to become due or otherwise), diminution in value, monetary damages, fines, fees, penalties, interest obligations, deficiencies, losses and expenses (including amounts paid in settlement, interest, court costs, costs of investigators, fees and expenses of attorneys, accountants, financial advisors and other experts, and other expenses of litigation), other than those costs and expenses of arbitration of a Dispute which are to be shared equally by the Indemnified Party and the Indemnifying Party as set forth in Section 7.3(e)(vi).

            "Disclosure Schedule" shall mean the disclosure schedule provided by the Seller to the Buyer on the date hereof and accepted in writing by the Buyer, as the same may be supplemented pursuant to Section 4.6.

            "Dispute" shall mean the dispute resulting if the Indemnifying Party in a Response disputes its liability for all or part of the Claimed Amount.

            "Effective Date" shall mean the date on which the Registration Statement becomes effective under the Securities Act.

            "Employee Benefit Plan" shall mean any "employee pension benefit plan" (as defined in Section 3(2) of ERISA), any "employee welfare benefit plan" (as defined in Section 3(1) of ERISA), and any other written or oral plan, agreement or arrangement involving direct or indirect compensation, including insurance coverage, severance benefits, disability benefits, deferred compensation, bonuses, stock options, stock purchase, phantom stock, stock appreciation or other forms of incentive compensation or post-retirement compensation.

            "Environmental Law" shall mean any federal, state or local law, statute, rule, order, directive, judgment, Permit or regulation or the common law relating to the environment, occupational health and safety, or exposure of persons or property to Materials of Environmental Concern, including any statute, regulation, administrative decision or order pertaining to: (i) the presence of or the treatment, storage, disposal, generation, transportation, handling, distribution, manufacture, processing, use, import, export, labeling, recycling, registration, investigation or remediation of Materials of Environmental Concern or documentation related to the foregoing; (ii) air, water and noise pollution; (iii) groundwater and soil contamination; (iv) the release, threatened release, or accidental release into the environment, the workplace or other areas of Materials of Environmental Concern, including emissions, discharges, injections, spills, escapes or dumping of Materials of Environmental Concern; (v) transfer of interests in or control of real property which may be contaminated; (vi) community or worker right-to-know disclosures with respect to Materials of Environmental Concern; (vii) the protection of wild life, marine life and wetlands, and endangered and threatened species; (viii) storage tanks, vessels, containers, abandoned or discarded barrels and other closed receptacles; and (ix) health and safety of employees and other persons. As used above, the term "release" shall have the meaning set forth in CERCLA.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

            "ERISA Affiliate" shall mean any entity which is, or at any applicable time was, a member of (1) a controlled group of corporations (as defined in Section 414(b) of the Code), (2) a group of trades or businesses under common control (as defined in Section 414(c) of the Code), or (3) an affiliated service group (as defined under Section 414(m) of the Code or the regulations under Section 414(o) of the Code), any of which includes or included the Seller or a Subsidiary.

            "Excluded Assets" shall mean the following assets of the Seller:

            (a) the corporate charter, qualifications to conduct business as a foreign corporation, arrangements with registered agents relating to foreign qualifications, taxpayer and other identification numbers, seals, minute books, stock transfer books and other documents relating to the organization and existence of the Seller as a corporation;

            (b) all rights relating to refunds, recovery or recoupment of Taxes;

            (c) any of the rights of the Seller under this Agreement or under the Ancillary Agreements;

            (d) all rights of the Seller in and with respect to the assets associated with the Seller Plans; and

            (e) those assets listed on Schedule 1.1(b) attached hereto.

            "Expected Claim Notice" shall mean a notice that, as a result of a legal proceeding instituted by or written claim made by a third party, an Indemnified Party reasonably expects to incur Damages for which it is entitled to indemnification under Article 7.

            "Financial Statements" shall mean:

            (a) the audited consolidated balance sheets and statements of income, changes in stockholders' equity and cash flows of the Seller as of the end of and for each of the last three fiscal years, and

            (b) the Most Recent Balance Sheet and the unaudited consolidated statements of income, changes in stockholders' equity and cash flows for the six months ended as of the Most Recent Balance Sheet Date.

            "GAAP" shall mean United States generally accepted accounting principles.

            "Governmental Entity" shall mean any court,  arbitrational tribunal,
administrative   agency  or  commission  or  other  governmental  or  regulatory authority or agency.

            "Hart-Scott-Rodino Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

            "Indemnified Party" shall mean a party entitled, or seeking to assert rights, to indemnification under Article 7 of this Agreement.

            "Indemnifying Party" shall mean the party from whom indemnification is sought by the Indemnified Party.

            "Intellectual Property" shall mean all:

            (a) patents, patent applications, patent disclosures and all related continuation, continuation-in-part, divisional, reissue, reexamination, utility model, certificate of invention and design patents, patent applications, registrations and applications for registrations;

            (b) trademarks, service marks, trade dress, Internet domain names, logos, trade names and corporate names and registrations and applications for registration thereof;

            (c) copyrights and registrations and applications for registration thereof;

            (d) mask works and registrations and applications for registration thereof;

            (e) computer software, data and documentation;

            (f) inventions, trade secrets and confidential business information, whether patentable or nonpatentable and whether or not reduced to practice, know-how, manufacturing and product processes and techniques, research and development information, copyrightable works, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information;

            (g) other proprietary rights relating to any of the foregoing (including remedies against infringements thereof and rights of protection of interest therein under the laws of all jurisdictions); and

            (h) copies and tangible embodiments thereof.

            "Internal Systems" shall mean the internal systems of the Seller or any Subsidiary that are used in its business or operations, including computer hardware systems, software applications and embedded systems.

            "Lease" shall mean any lease or sublease pursuant to which the Seller or a Subsidiary leases or subleases from another party any real property.

            "Legal Proceeding" shall mean any action, suit, proceeding, claim, arbitration or investigation before any Governmental Entity or before any arbitrator.

            "Materials of Environmental Concern" shall mean any: pollutants, contaminants or hazardous substances (as such terms are defined under CERCLA), pesticides (as such term is defined under the Federal Insecticide, Fungicide and Rodenticide Act), solid wastes and hazardous wastes (as such terms are defined under the Resource Conservation and Recovery Act), chemicals, other hazardous, radioactive or toxic materials, oil, petroleum and petroleum products (and fractions thereof), or any other material (or article containing such material) listed or subject to regulation under any law, statute, rule, regulation, order, Permit, or directive due to its potential, directly or indirectly, to harm the environment or the health of humans or other living beings.

            "Most Recent Balance Sheet" shall mean the unaudited consolidated balance sheet of the Seller as of the Most Recent Balance Sheet Date.

            "Most Recent Balance Sheet Date" shall mean September 30, 2005.

            "Non-controlling Party" shall mean the party not controlling the defense of any Third Party Action.

            "Operating Sub" shall have the meaning set forth in the first paragraph of this Agreement.

            "Ordinary Course of Business" shall mean the ordinary course of business consistent with past custom and practice (including with respect to frequency and amount).

            "Owned Real Property" shall mean each item of real property owned by the Seller or a Subsidiary.

            "Parties" shall mean the Buyer, Operating Sub, the Seller and Abundance India.

            "Permits" shall mean all permits, licenses, registrations, certificates, orders, approvals, franchises, variances and similar rights issued by or obtained from any Governmental Entity (including those issued or required under Environmental Laws and those relating to the occupancy or use of owned or leased real property).

            "Purchase Price" shall mean the purchase price to be paid by the Buyer for the Acquired Assets at the Closing, as set forth in Section 1.3.

            "Reasonable Best Efforts" shall mean best efforts, to the extent commercially reasonable.

            "Requisite Member Approval" shall mean the approval of the sale of the Acquired Assets by the Seller to the Buyer as contemplated by this Agreement by a majority of the votes represented by the outstanding membership interests of the Seller entitled to vote thereon.

            "Response" shall mean a written response containing the information provided for in Section 7.3(c).

            "Restricted Employee" shall mean any person who either (i) was an employee of the Buyer on either the date of this Agreement or the Closing Date or (ii) was an employee of the Seller on either the date of this Agreement or the Closing Date and received an employment offer from the Buyer within five business days following the Closing Date.

            "Retained Liabilities" shall mean any and all liabilities or obligations (whether known or unknown, absolute or contingent, liquidated or unliquidated, due or to become due and accrued or unaccrued, and whether claims with respect thereto are asserted before or after the Closing) of the Seller which are not Assumed Liabilities. The Retained Liabilities shall include, without limitation, all liabilities and obligations of the Seller:

            (a) for income, transfer, sales, use or other Taxes arising in connection with the consummation of the transactions contemplated by this Agreement (including any income Taxes arising as a result of (i) the transfer by the Seller to the Buyer of the Acquired Assets, (ii) any deemed transfer by a Subsidiary of the Seller of its assets pursuant to an election under Section 338(h)(10) of the Code, (iii) the Seller having an "excess loss account" (within the meaning of Treasury Regulation ss.1.1502-19) in the stock of any Subsidiary of the Seller, or (iv) the Seller having deferred gain on any "deferred intercompany transaction" (within the meaning of Treasury Regulation ss.1.1502-13));

            (b)  for  costs  and  expenses  incurred  in  connection  with  this
Agreement  or  the  consummation  of  the  transactions   contemplated  by  this
Agreement;

            (c) under this Agreement or the Ancillary Agreements;

            (d) for any Taxes, including deferred taxes or taxes measured by income of the Seller earned prior to the Closing, any liabilities for federal or state income tax and FICA taxes of employees of the Seller which the Seller is legally obligated to withhold, any liabilities of the Seller for employer FICA and unemployment taxes incurred, and any liabilities of the Seller for sales, use or excise taxes or customs and duties;

            (e) under any agreements, contracts, leases or licenses which are listed on Schedule 1.1(b);

            (f) arising prior to the Closing under the Assigned Contracts, and all liabilities for any breach, act or omission by the Seller prior to the Closing under any Assigned Contract;

            (g) for repair, replacement or return of products manufactured or sold prior to the Closing, except to the extent set forth in clause (c) of the definition of Assumed Liabilities;

            (h) arising out of events, conduct or conditions existing or occurring prior to the Closing that constitute a violation of or non-compliance with any law, rule or regulation (including Environmental Laws), any judgment, decree or order of any Governmental Entity, or any Permit or that give rise to liabilities or obligations with respect to Materials of Environmental Concern;

            (i) to pay severance benefits to any employee of the Seller whose employment is terminated (or treated as terminated) in connection with the consummation of the transactions contemplated by this Agreement, and all liabilities resulting from the termination of employment of employees of the Seller prior to the Closing that arose under any federal or state law or under any Employee Benefit Plan established or maintained by the Seller;

            (j) to indemnify any person or entity by reason of the fact that such person or entity was a director, officer, employee, or agent of the Seller or a Subsidiary or was serving at the request of the Seller or a Subsidiary as a partner, trustee, director, officer, employee, or agent of another entity
(whether such indemnification is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such indemnification is pursuant to any statute, charter document, bylaw, agreement, or otherwise);

            (k) injury to or death of persons or damage to or destruction of property occurring prior to the Closing (including any workers compensation claim);

            (l) all Seller Plans and all liabilities and obligations of the Seller arising after the Closing under the Seller Plans; and

            (m) subject to the terms of the applicable Seller Plan, for medical, dental and disability benefits arising under each Seller Plan (both long-term and short-term benefits), whether insured or self-insured, owed to employees or former employees of the Seller based upon (A) dates of service for medical or dental benefits under the applicable Seller Plan prior to the Closing or (B) disabilities determined by the U.S. Social Security Administration or Seller Plan that is a disability plan as existing prior to the Closing (including any such disabilities which may have been aggravated following the Closing).

            "Security Interest" shall mean any mortgage, pledge, security interest, encumbrance, charge or other lien (whether arising by contract or by operation of law), other than (i) mechanic's, materialmen's, and similar liens,
(ii) liens arising under worker's compensation, unemployment insurance, social security, retirement, and similar legislation (iii) liens on goods in transit incurred pursuant to documentary letters of credit, in each case arising in the Ordinary Course of Business of the Seller and not material to the Seller, (iv) statutory liens for current Taxes or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings by the Seller or any of its Subsidiaries and (v) such other liens as would not have, individually or in the aggregate, a Seller Material Adverse Effect.

            "Seller" shall have the meaning set forth in the first paragraph of this Agreement.

            "Seller Certificate" shall mean a certificate to the effect that each of the conditions specified in clause (a) of Section 5.1 and clauses (a) through (d) (insofar as clause (d) relates to Legal Proceedings involving the Seller or a Subsidiary) of Section 5.2 is satisfied in all respects.

            "Seller Intellectual Property" shall mean the Intellectual Property owned by or licensed to the Seller or a Subsidiary and covering, incorporated in, underlying or used in connection with the Customer Deliverables or the Internal Systems.

            "Seller Material Adverse Effect" shall mean any material adverse change, event, circumstance or development with respect to, or material adverse effect on, (i) the business, assets, liabilities, capitalization, prospects, condition (financial or other), or results of operations of the Seller and the Subsidiaries, taken as a whole, or (ii) the ability of the Buyer to operate the business of the Seller and each of the Subsidiaries immediately after the Closing. For the avoidance of doubt, the parties agree that the terms "material", "materially" or "materiality" as used in this Agreement with an initial lower case "m" shall have their respective customary and ordinary meanings, without regard to the meaning ascribed to Seller Material Adverse Effect.

            "Seller Plan" shall mean any Employee Benefit Plan maintained, or contributed to, by the Seller or any Subsidiary.

            "Subsidiary" shall mean any corporation, partnership, trust, limited liability company or other non-corporate business enterprise in which the Seller or the Buyer, as the case may be (or another Subsidiary thereof), holds stock or other ownership interests representing (a) more than 50% of the voting power of all outstanding stock or ownership interests of such entity or (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

            "Taxes" shall mean all taxes, charges, fees, levies or other similar assessments or liabilities, including income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise and other taxes imposed by the United States of America or any state, local or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof.

            "Tax  Returns"  shall  mean  all  reports,  returns,   declarations,
statements or other information required to be supplied to a taxing authority in connection with Taxes.

            "Third Party Action" shall mean any suit or proceeding by a person or entity other than a Party for which indemnification may be sought by a Party under Article 7.

                               10. MISCELLANEOUS

      10.1 Press Releases and Announcements. Neither Party shall issue any press release or public announcement relating to the subject matter of this Agreement without the prior written approval of the other Party; provided, however, that either Party may make any public disclosure it believes in good faith is required by applicable law, regulation or stock market rule (in which case the disclosing Party shall use reasonable efforts to advise the other Party and provide it with a copy of the proposed disclosure prior to making the disclosure).

      10.2 No Third Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the Parties and their respective successors and permitted assigns.

      10.3 Entire Agreement. This Agreement (including the documents referred to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, with respect to the subject matter hereof.

      10.4 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. Neither Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party; provided that the Buyer may assign some or all of its rights, interests and/or obligations hereunder to one or more Affiliates of the Buyer.

      10.5 Counterparts and Facsimile Signature. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile signature.

      10.6 Headings. The section headings contained in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

      10.7 Notices. All notices, requests, demands, claims and other communications hereunder shall be in writing. Any notice, request, demand, claim or other communication hereunder shall be deemed duly delivered four business days after it is sent by registered or certified mail, return receipt requested, postage prepaid, or one business day after it is sent for next business day delivery via a reputable nationwide overnight courier service, in each case to the intended recipient as set forth below:

     If to the Seller:                        Copy to:
     ----------------                         -------

     Abundance Networks, LLC                  DLA Piper Rudnick Gray Cary US LLP
     Attn: Suresh Pillai                      Attn: David M. Hryck, Esquire
     One Enterprise Drive, Suite 109          1251 Avenue of the Americas
     Shelton, Connecticut 06484               29th Floor
     Tel: (203) 929-6011                      New York, New York 10020
     Fax: (203) 929-6098                      Tel: (212) 835-6169
                                              Fax: (212) 884-8469

     If to the Buyer:                         Copy to:
     ---------------                          -------

     Nayna Networks, Inc.                     Hutchison & Mason, PLLC
     Attn: Chief Executive Officer            Attn: John M. Fogg, Esquire
     4699 Old Ironsides Drive, Suite 420      5410 Trinity Road, Ste. 400
     Santa Clara, CA 95054                    Raleigh, NC 27607
     Tel: (408) 956-8000                      Tel: (919) 829-9600
     Fax: (408) 956-8730                      Fax: (919) 829-9696

            Either Party may give any notice,  request,  demand,  claim or other communication  hereunder  using any other means  (including  personal  delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the party for whom it is intended. Either Party may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

      10.8 Governing Law. This Agreement (including the validity and applicability of the arbitration provisions of this Agreement, the conduct of any arbitration of a Dispute, the enforcement of any arbitral award made hereunder and any other questions of arbitration law or procedure arising hereunder) shall be governed by and construed in accordance with the internal laws of the State of California, without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of laws of any jurisdictions other than those of the State of California.

      10.9 Amendments and Waivers. The Parties may mutually amend any provision of this Agreement at any time prior to the Closing; provided, however, that any amendment effected subsequent to the Requisite Member Approval shall be subject to any restrictions contained in the Delaware Limited Liability Company Act. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each of the Parties. No waiver by either Party of any right or remedy hereunder shall be valid unless the same shall be in writing and signed by the Party giving such waiver. No waiver by either Party with respect to any default, misrepresentation, or breach of warranty or covenant hereunder shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

      10.10 Severability. Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If the final judgment of a court of competent jurisdiction declares that any term or provision hereof is invalid or unenforceable, the Parties agree that the court making the determination of invalidity or unenforceability shall have the power to limit the term or provision, to delete specific words or phrases, or to replace any invalid or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision, and this Agreement shall be enforceable as so modified.

      10.11 Expenses. Each Party shall bear its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. The Seller agrees that none of the costs and expenses (including legal fees and expenses) incurred by it in connection with this Agreement or the transactions contemplated hereby will be
(a) borne by any Subsidiary or (b) paid until after the Closing.

      10.12 Submission to Jurisdiction. Each Party (a) submits to the jurisdiction of any state or federal court sitting in the State of California in any action or proceeding arising out of or relating to this Agreement or the Ancillary Agreements (including any action or proceeding for the enforcement of any arbitral award made in connection with any arbitration of a Dispute hereunder), (b) agrees that all claims in respect of such action or proceeding may be heard and determined in any such court, (c) waives any claim of inconvenient forum or other challenge to venue in such court, (d) agrees not to bring any action or proceeding arising out of or relating to this Agreement or the Ancillary Agreements in any other court; provided in each case that, solely with respect to any arbitration of a Dispute, the Arbitrator shall resolve all threshold issues relating to the validity and applicability of the arbitration provisions of this Agreement, contract validity, applicability of statutes of limitations and issue preclusion, and such threshold issues shall not be heard or determined by such court. Each party agrees to accept service of any summons, complaint or other initial pleading made in the manner provided for the giving of notices in Section 10.7, provided that nothing in this Section 10.12 shall affect the right of either Party to serve such summons, complaint or other initial pleading in any other manner permitted by law.

      10.13 Specific Performance. Each Party acknowledges and agrees that the other Party would be damaged irreparably in the event any of the provisions of this Agreement (including Sections 6.1, 6.2 and 6.3) are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each Party agrees that the other Party shall be entitled to an injunction or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter, in addition to any other remedy to which it may be entitled, at law or in equity. Notwithstanding the foregoing, the Parties agree that if a Dispute is submitted to arbitration in accordance with Section 7.3(d) and Section 7.3(e), then the foregoing provisions of this Section 10.13 shall not apply to such Dispute, and the provisions of
Section 7.3(d) and Section 7.3(e) shall govern availability of injunctive relief, specific performance or other equitable relief with respect to such Dispute.

      10.14 Construction.

            (a) The language used in this Agreement shall be deemed to be the language chosen by the Parties to express their mutual intent, and no rule of strict construction shall be applied against either Party.

            (b) Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.

            (c) Any reference herein to "including" shall be interpreted as "including without limitation".

            (d) Any reference to any Article, Section or paragraph shall be deemed to refer to an Article, Section or paragraph of this Agreement, unless the context clearly indicates otherwise.

      [remainder of page intentionally left blank; signature page follows]

      IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

                           NAYNA NETWORKS, INC
                           a Nevada corporation

                           By:
                               -------------------------------------------------

                           Name:
                                 -----------------------------------------------

                           Title:
                                  ----------------------------------------------

                           ABUNDANCE NETWORKS, INC.
                           a Delaware corporation

                           By:
                               -------------------------------------------------

                           Name:
                                 -----------------------------------------------

                           Title:
                                  ----------------------------------------------

                           ABUNDANCE NETWORKS, LLC
                           a Delaware limited liability company

                           By:
                               -------------------------------------------------

                           Name:
                                 -----------------------------------------------

                           Title:
                                  ----------------------------------------------

                           ABUNDANCE NETWORKS (INDIA) PVT LTD
                           an India private limited company

                           By:
                               -------------------------------------------------

                           Name:
                                 -----------------------------------------------

                           Title:
                                  ----------------------------------------------